UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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NUO THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

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8285 El Rio, Suite 190
Houston, TX 77054
(346) 396-4770

October 20, 2022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 2, 2022

Stockholders of Nuo Therapeutics, Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the “Annual Meeting”) of Nuo Therapeutics, Inc., a Delaware corporation (“Nuo”), will be held on December 2, 2022 at 9 a.m. Central Standard Time at Nuo’s principal executive office at 8285 El Rio, Suite 190, Houston, Texas to conduct the following business:

1.	To elect four directors to serve on Nuo’s Board of Directors, each to serve until Nuo’s next annual meeting of stockholders or until each successor is duly elected and qualified;

2.	To ratify the appointment of Marcum LLP as Nuo’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.	To approve, on an advisory basis, the compensation of Nuo’s named executive officers;

4.	To approve, on an advisory basis, the frequency of the advisory vote on executive compensation;

5.	To ratify and approve Nuo’s 2016 Omnibus Incentive Compensation Plan, as amended; and

6.	To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on September 30, 2022 are entitled to notice of and to vote at the Annual Meeting adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ David E. Jorden
David E. Jorden Chief Executive Officer and Chief Financial Officer October 20, 2022

NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 2, 2022

This notice, the proxy statement, the proxy card, and Nuo’s annual report are available online at https://materials.proxyvote.com/67059V

8285 El Rio, Suite 190
Houston, TX 77054
(346) 396-4770

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Nuo Therapeutics, Inc. (“Nuo,” the “Company,” “we,” or “our”) for use at Nuo’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 2, 2022 at 9 a.m. Central Standard Time at Nuo’s principal executive office at 8285 El Rio, Suite 190, Houston, Texas, 77054 and at any adjournments or postponements thereof.

This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply vote online as described on the proxy card or Notice of Internet Availability.

This proxy statement and accompanying materials are first being sent or given to stockholders on approximately October 20, 2022.

Notice and Access

This year, for holders of record, we are using the “Notice and Access” method of posting the proxy materials online instead of mailing printed copies. We believe that this process will provide you with a convenient and quick way to access the proxy materials, including this proxy statement and our annual report, and to authorize a proxy to vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials.

Most stockholders will not receive paper copies of the proxy materials unless they request them. Instead, a Notice of Internet Availability, which has been mailed to our stockholders of record, provides instructions regarding how you may access or request all of the proxy materials by telephone or email. The Notice of Internet Availability also instructs you how to vote your shares online. If you prefer to receive a paper or email copy of the proxy materials, you should follow the instructions for requesting such materials printed on the Notice of Internet Availability.

If your shares are held by a brokerage firm or bank on your behalf in “street name”, you as beneficial owner should receive a voter instruction form that instructs you how to provide your broker or bank with voting instructions for your shares. Most brokers and banks enable beneficial owners to provide voting instructions via the mail, online, or other means.

Questions and Answers about the Annual Meeting

What proposals will be addressed at the Annual Meeting?

We will address the following proposals at the Annual Meeting:

1.	To elect four directors to serve on the Board, each to serve until Nuo’s next annual meeting of stockholders or until each successor is duly elected and qualified;

2.	To ratify the appointment of Marcum LLP as Nuo’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.	To hold an advisory vote the compensation of Nuo’s named executive officers (the “say-on-pay” vote);

4.	To hold an advisory vote on the frequency of the advisory vote on executive compensation (the “say-on-frequency” vote);

5.	To ratify and approve Nuo’s 2016 Omnibus Incentive Compensation Plan, as amended; and

6.	To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

Who can vote?

You can vote at the Annual Meeting in all matters properly brought before the Annual Meeting if, as of the close of business on the record date, September 30, 2022, you were a holder of record of our common stock. Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting. As of September 30, 2022, there were 41,799,016 shares of our common stock issued and outstanding.

Who may attend the meeting?

Only stockholders as of the record date, their proxy holders, and our invited guests may attend the Annual Meeting. If you plan to attend, please bring identification, and, if you hold shares in street name, you should bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit showing your beneficial ownership of Nuo stock in order to be admitted to the Annual Meeting.

Why would the Annual Meeting be postponed or adjourned?

The Annual Meeting will be postponed if a quorum is not present at the Annual Meeting. In order for any business to be conducted, the holders of a majority of the shares issued and outstanding and entitled to vote at the meeting must be present, either in person or represented by proxy. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be counted as present. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.

How do I vote by proxy?

Whether you plan to attend the Annual Meeting or not, we urge you to vote your shares promptly. Voting your shares by proxy or online as described on the proxy card or the Notice of Internet Availability will not affect your right to attend the Annual Meeting and vote in person.

If you properly vote your shares and in time, your proxy (one of the individuals named on the proxy card) will vote your shares as you have directed. If you submit your vote online but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

1.	FOR the election of the director nominees.

2.	FOR the ratification of the appointment of Marcum LLP.

3.	FOR the approval of the compensation of Nuo’s named executive officers.

4.	FOR the approval of a 3 year frequency of the advisory vote on executive compensation.

5.	FOR the ratification and approval of the 2016 Omnibus Incentive Compensation Plan, as amended.

The Board knows of no matters to be presented for stockholder action at the Annual Meeting other than as set forth in this proxy statement. However, other matters may properly come before the Annual Meeting or any adjournment or postponement thereof. In the event that other matters properly come before the Annual Meeting, the proxy holder(s) will vote as recommended by the Board or, if no recommendation is given, at the discretion of the proxy holder(s).

How do I vote in person?

If you plan to attend and vote in person at the Annual Meeting or at a later date if the meeting is adjourned or postponed, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

What is the difference between a stockholder of record and a stockholder who holds stock in street name?

If your shares are registered in your name, you are a stockholder of record with respect to those shares. On the other hand, if your shares are registered in the name of your broker or bank, your shares are held in street name and you are considered the “beneficial owner” of the shares. As the beneficial owner of those shares, you have the right to direct your broker or bank how to vote your shares, and you will receive separate instructions from your broker or bank describing how to vote your shares.

May I revoke or change my proxy?

If you give a proxy, you may change or revoke it at any time before it is exercised. You may change or revoke your proxy in three ways:

1.	You may send in another proxy with a later date.

2.

You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.

3.	You may vote in person at the Annual Meeting.

What vote is required to approve each Proposal?

•

Proposal 1 (Election of Directors). A plurality of the eligible votes cast is required to elect director nominees at the Annual Meeting at which a quorum is present in person or by proxy. A nominee who receives a plurality means he has received more votes than any other nominee for the same director’s seat. Broker non-votes and abstentions will have no effect on this proposal.

•

Proposal 2 (Ratification of Auditors). The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote is required to approve this proposal. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

•

Proposal 3 (Advisory “Say-on-Pay” Vote). The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter will approve this non-binding proposal. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

•

Proposal 4 (Advisory “Say-on-Frequency” Vote). You may vote every “1 year”, “2 years” or “3 years” for the frequency of the advisory vote on executive compensation, or you may “abstain” from voting. Because stockholders are given the option to vote on a number of choices, no voting standard is applicable to this advisory vote and it is possible that no single choice will receive a majority vote. Moreover, because this vote is non-binding, the Board may determine the frequency of future advisory votes on executive compensation in its discretion.

•

Proposal 5 (Ratification and Approval of the 2016 Plan, as amended). The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote is required to approve this proposal. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on “routine matters.” However, absent your instructions, the record holder will not be permitted to vote your shares on a non-routine matter, which are referred to as “broker non-votes,” properly brought before the meeting. The term “broker non-vote” refers to shares held by a brokerage firm, bank or other nominee (for the benefit of its client) that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary authority to vote on that proposal. Brokers and nominees do not have discretionary voting authority on certain non-routine matters and accordingly may not vote on such matters absent instructions from the beneficial holder. Discretionary items are proposals considered “routine” under the rules of the New York Stock Exchange, and include the ratification of our independent registered public accounting firm.

Are there any dissenters’ rights of appraisal?

The Board is not proposing any action for which the laws of the State of Delaware, the Second Amended and Restated Certificate of Incorporation of Nuo Therapeutics. Inc., as amended (our “Certificate of Incorporation”), or our By-Laws, provide a right of a stockholder to obtain appraisal of or payment for such stockholder’s shares.

How can I obtain additional information about Nuo?

Copies of our Annual Report on Form 10-K for the fiscal years ended December 31, 2021, 2020, and 2019 as filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2022 are include as part of our proxy materials. Copies will be furnished without charge to stockholders upon written request. Exhibits to the Annual Report will be provided upon written request. All written requests should be directed to: Nuo Therapeutics, Inc., c/o Secretary, 8285 El Rio, Suite 190, Houston, TX 77054. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including Nuo, that file electronically with the SEC. The SEC’s website address is www.sec.gov.

Proxy Solicitation

We are soliciting your vote through the use of the mail and will bear the cost of this solicitation. We currently do not intend to employ third party solicitors, but our directors, officers, employees, and consultants may solicit proxies by mail, telephone, personal contact, or through online methods or by other electronic means of communication. We will reimburse their expenses for doing this. We will also reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of our stock. Other proxy solicitation expenses include those for preparation, mailing, returning, and tabulating the proxies.

YOUR VOTE IS IMPORTANT.

EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING,

WE ENCOURAGE YOU TO VOTE BY PROXY

TO ENSURE THAT YOUR SHARES ARE REPRESENTED AND VOTED.

PROPOSAL 1 – ELECTION OF DIRECTORS

The Board currently consists of four directors: David E. Jorden, Paul D. Mintz, Scott M. Pittman, and C. Eric Winzer. The Compensation, Nominating and Governance Committee recommended, and the Board nominated and recommends, all of the current Board members for re-election at the Annual Meeting.

All nominees have consented to being named herein and have indicated their intention to serve as our directors, if elected. The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected.

Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named director nominees. In case any of the nominees becomes unavailable for election to the Board the persons named as proxies will have full discretion and authority to vote or refrain from voting for any other nominees. The director nominees, if elected, will serve until the next annual meeting of stockholders of the Company or until each successor is duly elected and qualified.

Biographical information with respect to the nominees and current directors, all of whom stand for re-election, is provided in the Board Matters and Corporate Governance section of this proxy statement.

Vote Required and Board Recommendation

A plurality of the eligible votes cast is required to elect director nominees at the Annual Meeting at which a quorum is present in person or by proxy. A nominee who receives a plurality means he has received more votes than any other nominee for the same director’s seat. Broker non-votes and abstentions will have no effect on this proposal. The Board recommends a vote FOR election of each of the director nominees.

BOARD MATTERS AND CORPORATE GOVERNANCE

Composition of the Board

In accordance with our Certificate of Incorporation, the Board exclusively determines the number of directors that compose the Board. By resolution, the Board has fixed the size of the Board at four members.

Our Certificate of Incorporation provides that any vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class may serve for the remainder of the full term of that class, and until the director’s successor is elected and qualified.

Nominees and Directors

The identities and biographies of each nominee and director are as follows:

Name	Age	Position

David E. Jorden	60	Chief Executive and Chief Financial Officer; Director

Paul D. Mintz, MD	74	Director

Scott M. Pittman	64	Director

C. Eric Winzer	65	Director

David E. Jorden has been Chief Executive Officer and Chief Financial Officer of the Company since July 1, 2016 after serving as Acting Chief Executive Officer effective January 8, 2016 and Acting Chief Financial Officer effective May 2015. Mr. Jorden also serves as Secretary of the Company. He has served as a director since October 2008. Mr. Jorden is also presently serving since June 2013 as Chief Executive Officer for Nanospectra Biosciences, Inc., a private company developing nanoparticle directed photothermal ablation technology of solid tumors. From 2003 to 2008, he was with Morgan Stanley’s Private Wealth Management group where he was responsible for equity portfolio management. Prior to Morgan Stanley, Mr. Jorden served as Chief Financial Officer for Genometrix, Inc., a private genomics/life sciences company focused on high-throughput microarray applications. Mr. Jorden was previously a principal with Fayez Sarofim & Co. Mr. Jorden has a MBA from Northwestern University’s Kellogg School and a B.B.A. from University of Texas at Austin. He is a Chartered Financial Analyst and previously held a Certified Public Accountant designation.

Mr. Jorden was chosen to serve as a director of the Company in part because of his extensive financial experience, particularly in the life sciences industry. As our current Chief Executive and Chief Financial Officer, he provides the Board with critical insight into the day-to-day operations of the Company.

Paul D. Mintz, MD has served as a director since April 7, 2017. Dr. Mintz is the Senior Vice President and Chief Medical Officer of Verax Biomedical, Inc., or Verax Biomedical. Prior to joining Verax Biomedical in early 2016, Dr. Mintz served as Director, Division of Hematology Clinical Review, Office of Blood Research and Review, Center for Biologics Evaluation and Research of the U.S. Food and Drug Administration between 2011 until 2016. Prior to that, for more than 30 years, Dr. Mintz was a member of the faculty of the University of Virginia, School of Medicine, where he was a tenured Professor of Pathology and Internal Medicine. He also served as Vice-Chair of Pathology and Chief of the Division of Clinical Pathology, and as Medical Director of the Clinical Laboratories and Transfusion Medicine Services at the University of Virginia Health System. In addition, Dr. Mintz served as Co-Medical Director of Virginia Blood Services. He served as a director of Immucor, Inc. (BLUD) in 2010 and 2011. Dr. Mintz is a former President of the American Association of Blood Banks (now the Association for the Advancement of Blood and Biotherapies), or AABB, served on AABB’s Board of Directors for nine years, and chaired and was a member of numerous AABB committees. He has also served as a member of the Board of Trustees of the National Blood Foundation. A recipient of a Transfusion Medicine Academic Award from the National Heart, Lung and Blood Institute, Dr. Mintz was an inaugural inductee into the National Blood Foundation Hall of Fame. He has served as a member of the Medicare Coverage Advisory Committee of CMS. Dr. Mintz is author or co-author of more than 100 articles and editorials spanning clinical practice, blood safety and the evaluation of new transfusion medicine technologies and has designed and served as principal investigator for numerous clinical trials. He is the sole editor of all three editions of Transfusion Therapy: Clinical Principles and Practice (AABB Press) and has served on several journal editorial boards. Dr. Mintz earned his BA with High Distinction in Philosophy from the University of Rochester and received his MD with Honors from the University of Rochester, School of Medicine.

Dr. Mintz was chosen to serve as a director of the Company based in part on his recognized expertise in clinical practice, his extensive involvement in transfusion medicine, transfusion-related clinical trials, and regulatory leadership experience.

Scott M. Pittman has served as a director since May 5, 2016. Mr. Pittman has over 30 years in Hospital Executive management. He is a Chief Operating & Business Development Officer for Buchanan General Hospital, a Registered Representative with Calton & Associates, and a Principal of Hospital CEO Associates. He has served as CEO of Florida Hospital Zephyrhills, FL, in senior executive positions with Adventist Health Systems, and in various hospital executive positions in southern West Virginia. Mr. Pittman has developed several multi-million dollar hospital and program service expansions, and healthcare entity acquisitions and mergers, and has served on numerous state and regional health planning organizations. He is a magna cum laude graduate of Southwestern Adventist University with B.S. and B.A. Degrees in Business and Religion, and a Masters of Hospital Administration from Medical College of Virginia.

Mr. Pittman was chosen to serve as a director of the Company in part because of his extensive experience as a hospital administration executive.

C. Eric Winzer has served as director since January 30, 2009. Mr. Winzer has over 30 years of experience in addressing diverse financial issues including raising capital, financial reporting, investor relations, banking, taxation, mergers and acquisitions, financial planning and analysis, and accounting operations. Mr. Winzer has been the Chief Financial Officer at Immunomic Therapeutics, Inc., a privately-held clinical stage biotechnology company, since May 2015. From June 2009 to April 2015 Mr. Winzer served as the Principal Accounting Officer, Senior Vice President of Finance, and Chief Financial Officer for OpGen Inc. (OPGN), a precision medicine company that went public in May 2015. Before his tenure with OpGen Inc., Mr. Winzer held multiple executive positions at Avalon Pharmaceuticals, Inc. (AVRX) including serving as its Chief Financial Officer and Executive Vice President, Principal Accounting Officer, and Secretary. Before joining Avalon Pharmaceuticals, Mr. Winzer held numerous senior financial positions over twenty years at Life Technologies Corporation (LIFE) (now part of Thermo Fisher Scientific (TMO)) and its predecessor companies, Invitrogen (IVGN) and Life Technologies, Inc. (LTEK). From 1980 to 1986, Mr. Winzer held various financial positions at Genex Corporation. Mr. Winzer holds a B.A. in Economics and Business Administration from Western Maryland College (now McDaniel College) and an M.B.A. from Mount Saint Mary's University.

Mr. Winzer was chosen to serve as a director of the Company in part because of his executive experience in the life sciences industry and his substantial financial knowledge and expertise.

Leadership of the Board

The business of the Company is managed under the direction of the Board, which is elected by our stockholders. The basic responsibility of the Board is to lead the Company by exercising business judgment to act in what each director reasonably believes to be the best interests of the Company and its stockholders. Leadership is important to facilitate the ability of the Board to act effectively as a working group so that the Company and its performance may benefit. Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the Company, while the Chief Executive Officer brings company-specific experience and expertise. The Board does not have a lead independent director. The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board currently does not have a chairman. The Board believes that its smaller size, and the smaller size of the Company, enable the Board to act cohesively without a Chairman.

Committees of the Board

The Board currently has two committees: the Audit Committee and the Compensation, Nominating and Governance Committee.

The Board has adopted written charters for each of the Audit Committee and the Compensation, Nominating and Governance Committee. Copies of the Audit Committee Charter and the Compensation, Nominating and Governance Committee Charter are available under “Company Information” in the Investors section of our website at www.nuot.com. Each of the committees has the authority under its respective charter to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.

The Board has determined that each of our current directors, except for Mr. Jorden who serves as Chief Executive and Financial Officer of the Company, meet applicable SEC and Nasdaq Stock Market rules and regulations regarding “independence” and are able to exercise independent judgment with respect to the Company. The Board also has determined that each director on the respective committee meets the independence requirements of each charter of the Audit Committee and the Compensation, Nominating and Governance Committee. The Board applies Nasdaq Stock Market corporate governance requirements and standards in determining director and committee independence.

Audit Committee. The Board has established an Audit Committee in accordance with section 3(a)(58)(A) of the Exchange Act. The Audit Committee currently is comprised of Mr. Winzer, Dr. Mintz, and Mr. Pittman. They each served as the members of the Audit Committee throughout 2021. Mr. Winzer is Chairman of the Audit Committee. The Board has determined that Mr. Winzer is an audit committee financial expert as defined by Item 407(d)(5) of Regulation S-K. In 2021, the Audit Committee did not meet.

The purpose of the Audit Committee is to assist the Board in its general oversight of our financial reporting, internal controls and audit functions.

As described in its Charter, the Audit Committee’s primary duties responsibilities are to:

•         review whether or not management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

•         review whether or not management has established and maintained processes to ensure that an adequate system of internal controls is functioning within the Company;

•         review whether or not management has established and maintained processes to ensure compliance by the Company with legal and regulatory requirements that may impact its financial reporting and disclosure obligations;

•         review the independent auditors’ qualifications and independence;

•         prepare a report of the Audit Committee for inclusion in the proxy statement for the Company’s annual meeting of stockholders; and

•         perform all other duties as the Board may from time to time designate.

Compensation, Nominating and Governance Committee. The Compensation, Nominating and Governance Committee was established in September 2022. Previously, its duties and responsibilities were separated into a Compensation Committee and a Nominating and Governance Committee. The Compensation, Nominating and Governance Committee currently is comprised of Mr. Pittman, Dr. Mintz, and Mr. Winzer. They each served as members of the Compensation Committee and the Nominating and Governance Committee throughout 2021 and through September 2022. Mr. Pittman is Chairman of the Compensation, Nominating and Governance Committee. In 2021, the Compensation Committee did not meet and the Nominating and Governance Committee did not meet.

The purpose of the Compensation, Nominating and Governance Committee is to assist the Board in performing its responsibilities relating to compensation and benefits of the Company’s executive officers and directors, and to assist the Board in establishing criteria for director candidates, identifying individuals to serve as directors, recommending to the Board director nominees for election at the Company’s annual meeting of stockholders or to fill vacancies, and reviewing the overall corporate governance of the Company.

As described in its Charter, the Compensation, Nominating and Governance Committee’s duties responsibilities include to:

•         review and approve all compensation for the Chief Executive Officer, including incentive-based and equity-based compensation;

•         review and approve annual performance objectives and goals relevant to compensation for the Chief Executive Officer and evaluate the performance of the Chief Executive Officer in light of these goals and objectives;

•         review and approve salaries, incentive and equity awards for other executive officers;

•         review whether the Company’s compensation arrangements encourage excessive risk-taking and evaluate compensation policies and practices that could mitigate any such risk;

•         approve all employment, severance or change-in-control agreements, special or supplemental benefits, or provisions including the same, applicable to executive officers;

•         review and approve incentive-based or equity-based compensation plans in which the Company’s executive officers or directors participate;

•         recommend to the Board nominees for election to, or to fill vacancies on, the Board;

•         consider any nominations of director candidates validly made by stockholders; and

•         review the Company's Code of Conduct and Ethics periodically.

Stockholders meeting the following requirements who want to recommend a director candidate may do so in accordance with our By-Laws. To make a nomination for director at an annual meeting of stockholders of the Company, a written nomination solicitation notice must be received by the Secretary of the Company at our principal executive office not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders of the Company; provided, however, that if the annual meeting is called for a date that is more than 30 days earlier or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company

The written nomination solicitation notice must be in accordance with our By-Laws, which generally requests:

•         the name and address, as they appear on our books, of the stockholder giving the notice or of the beneficial owner, if any, on whose behalf the nomination is made;

•         a representation that the stockholder giving the notice is a holder of record of our common stock entitled to vote at the annual meeting and intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified in the notice;

•         complete biography of the nominee, as well as consents to permit us to complete any due diligence investigations to confirm the nominee’s background, as we believe to be appropriate;

•         the disclosure of all special interests and all political and organizational affiliations of the nominee;

•         a signed, written statement from the director nominee as to why the director nominee wants to serve on the Board, and why the director nominee believes that he or she is qualified to serve;

•         a description of all arrangements or understandings between or among any of the stockholder giving the notice, the beneficial owner, if any, on whose behalf the notice is given, each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder giving the notice;

•         such other information regarding each nominee proposed by the stockholder giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board; and

•         the signed consent of each nominee to serve as a director if so elected.

The By-Laws of the Company describe in more detail the written nomination process and notice. To date, the Secretary of the Company has not received any director nominations from our stockholders for the Annual Meeting.

In considering director candidates, the Compensation, Nominating and Governance Committee will consider a nominee’s experience, employment, background, independence and other relevant factors, and no one factor shall be determinative. The Compensation, Nominating and Governance Committee will seek to create a Board that is as a whole strong in its collective knowledge and diversity of skills and experiences. When the Compensation, Nominating and Governance reviews a potential new candidate, the Committee will look specifically at the candidate’s qualifications in light of the needs of the Board at that time. The Compensation, Nominating and Governance will evaluate stockholder candidates in the same manner as candidates from all other sources. In evaluating candidates recommended by stockholders, the Compensation, Nominating and Governance will consider the relationship of the submitting stockholder to the Company and the relationship of the nominee to the stockholder and to the Company.

Meetings of the Board

The Board met four times in 2021. Each director attended at least 75% of the Board meetings in 2021.

Although the Company does not have a policy requiring their attendance, directors are encouraged to attend the annual meeting of stockholders of the Company. The Company did not hold an annual meeting of stockholders in 2021. All directors have indicated an intention to attend this year’s Annual Meeting, in person or telephonically.

Director Compensation

Effective May 1, 2019, concurrent with the Company’s decision to furlough its remaining employees, compensation to the members of the Board ceased. Accordingly, for the fiscal year ended December 31, 2021, our non-executive directors received no cash or non-cash compensation.

Communication with the Board

Stockholders, or anyone else wishing to contact the Board directly, may send a written communication to Secretary, Nuo Therapeutics, Inc., 8285 El Rio, Suite 190, Houston, TX 77054. The Secretary of the Company will forward such correspondence only to the intended recipients, whether the entire Board or only an individual member of the Board. However, prior to forwarding any correspondence, the Secretary may review such correspondence and, at his discretion, may not forward certain items if deemed to be of a commercial nature or in bad faith.

Risk Oversight

Management continually monitors the material risks facing the Company. The Board is responsible for exercising oversight of management’s identification of, planning for, and managing these risks, which include financial, regulatory, competitive, and operational risks. The Board periodically reviews and considers the relevant risks faced by the Company.

Code of Conduct and Ethics

The Board has adopted a Code of Conduct and Ethics applicable to all directors, officers and employees in accordance with Item 406 of Regulation S-K. A copy of this Code of Conduct and Ethics is available under “Company Information” in the Investors section of our website at www.nuot.com. We intend to disclose any amendments to, or waivers from, the Code of Conduct and Ethics within four business days of the waiver or amendment through a website posting or by filing a Current Report on Form 8-K with the SEC.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act, requires officers, directors and persons who own more than ten percent of a registered class of equity securities to, within specified time periods, file certain reports of ownership and changes in ownership with the SEC.

Based solely on a review of the Section 16 reports filed electronically with the SEC and written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 2021, all Section 16(a) reports required to be filed by its officers, directors, and greater than ten percent beneficial owners were timely filed, except that a report covering a total of six transactions on three dates was filed late by Mr. Jorden, and a report covering a total of six transactions on three dates was filed late by Mr. Pittman.

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, and the Board is asking stockholders to ratify that selection. A representative of Marcum LLP is not expected to be present at the Annual Meeting. Marcum LLP has been our independent registered public accounting firm since August 9, 2018.

Although ratification is not required by our By-Laws or otherwise, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of Marcum LLP for ratification by stockholders as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee at its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company.

Vote Required and Board Recommendation

The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote is required to approve this proposal. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal. The Board recommends a vote FOR this Proposal 2.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents fees for professional services rendered by our Marcum LLP for the fiscal years ended December 31, 2021 and 2020:

	2021	2020
Audit Fees(1)	$35,000	$35,000
Audit-Related Fees	–	–
Tax Fees	–	–
All Other Fees	–	–

(1)

Audit fees represent fees accrued for annual professional services provided in connection with the audit of the Company’s annual financial statements, reviews of its quarterly financial statements, audit services provided in connection with statutory and regulatory filings for those years and fees related to non-routine SEC filings.

Pursuant to its charter, the Audit Committee must pre-approve audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors. The Audit Committee may, when appropriate, form and delegate authority to subcommittees consisting of one or more members of the Audit Committee, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

All audit services and permitted non-audit services were pre-approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors of Nuo Therapeutics, Inc. (the “Company”) assists the Board of Directors in its oversight of the Company’s accounting and financial reporting process and interacts directly with and evaluates the performance of the Company’s independent registered public accounting firm.

The Company’s management is responsible for preparing the Company’s financial statements, implementing and maintaining systems of internal control, and the independent auditors are responsible for auditing those financial statements and expressing its opinion as to whether the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles in the United States of America. The Audit Committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent auditors.

The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the fiscal years ended December 31, 2021, 2020, and 2019 with management and Marcum LLP. The Audit Committee also has discussed with Marcum LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. In addition, the Audit Committee has received the written disclosures and the letter from Marcum LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding Marcum LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Marcum LLP their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal years ended December 31, 2021, 2020, and 2019, for filing with the Securities and Exchange Commission.

The Audit Committee: C. Eric Winzer Paul D. Mintz Scott M. Pittman

PROPOSAL 3 – ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

We are providing our stockholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal, which is often referred to as a “say-on-pay” proposal, is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”).

Our executive compensation program is intended to attract, motivate, and retain our executive officers, who are critical to our success. We believe our program should align the interests of our named executive officers with those of our stockholders and should reward our named executive officers for the achievement of our near-term and longer-term financial and strategic goals.

For the fiscal years ended December 31, 2019, 2020, and 2021, the Compensation, Nominating and Governance Committee believes the Company acted conservatively with respect to executive compensation. In particular, effective April 30, 2019, the executive officer salaries were eliminated as the Company ceased operational status and furloughed its remaining employees.

The Board is asking our stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to our named executive officers, as disclosed in our proxy statement for the 2022 Annual Meeting of Stockholders pursuant to the rules of the Securities and Exchange Commission, including the executive compensation tables and any other related disclosure, is hereby approved.

Though this proposal calls for a non-binding advisory vote, the Board and the Compensation, Nominating and Governance Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Vote Required and Board Recommendation

The approval this Proposal requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal. The Board recommends vote FOR the resolution approving the compensation of the Company’s named executive officers.

EXECUTIVE OFFICERS

We currently have two executive officers, David Jorden and Peter Clausen. Information about Mr. Jorden is set forth above under “Nominees and Directors” in the Board Matters and Corporate Governance section of this proxy statement. Information about Dr. Clausen is as follows:

Peter A. Clausen, age 56, was appointed as the Chief Scientific Officer on March 30, 2014 and served in that position until December 31, 2019. He subsequently was reappointed as our Chief Scientific Officer as well as our Chief Operating Officer effective January 1, 2022. He joined the Company in September 2008 and has more than 20 years of experience in the biotechnology industry. Dr. Clausen served as a Senior Product manager within the orthobiologics division at Arthrex Inc. from March of 2020 to October of 2021 where he was responsible for the development and launch of autologous biologics used to treat inflammatory mediated connective tissue disease. Prior to originally joining the Company, he was a founding member and Vice President of Research and Development at Marligen Bioscience, where he developed and commercialized innovative genomic and protein analysis products for the life sciences market. Dr. Clausen was the Manager of New Purification Technologies at Life Technologies and the Invitrogen Corporation. He also has significant experience within the commercial biotechnology industry developing peptide and small molecule therapeutics for application in the areas of inflammatory mediated disease and stem cell transplantation. He completed his post-doctoral training at the Laboratory of Molecular Oncology at the National Cancer Institute where his research efforts focused in the areas of oncology, hematopoiesis, and gene therapy. Dr. Clausen earned Ph.D. in Biochemistry from Rush University in Chicago and a Bachelor of Science degree in Biochemistry from Beloit College.

EXECUTIVE COMPENSATION

This following table presents information regarding compensation paid to our named executive officers in 2019, 2020 and 2021.

Summary Compensation Table

Name and Principal Position	Year	Salary		Bonus	Option and Equity Awards(1)		All Other Compen- sation	Total

David E. Jorden	2021	$-		$-	$-		$-	$-
Chief Executive and	2020	$-		$-	$55,112	(4)	$-	$55,112
Chief Financial Officer	2019	$91,667	(2) (3)	$-	$48,876	(4)	$-	$140,543

Peter A. Clausen	2019	$96,667	(6) (7)	$-	$-		$-	$96,667
Chief Scientific Officer(5)

(1)

Represents the grant date fair value of the warrants and common stock issued during the fiscal year indicated, calculated in accordance with FASB ASC Topic 718. The warrant fair value was estimated using the assumptions detailed in Note 3 - Liquidity and Summary of Significant Accounting Principles to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K filed with the SEC on April 15, 2022. The fair value of the shares of our common stock issued was based on the trading price of the stock on the date of issuance.

(2)

Effective June 16, 2018, the Board adjusted Mr. Jorden’s paid annual salary to $175,000 while continuing the deferral of the $100,000 difference between his stated $275,000 salary. Effective April 30, 2019, Mr. Jorden's salary was eliminated as the Company ceased operational status and furloughed its remaining employees. On March 4, 2022, Mr. Jorden was granted 66,672 options at an exercise price of $0.50 in settlement of the compensation liability of $33,336 for the period January 1, 2019 through April 30, 2019.

(3)

Represents (a) $58,331 paid in cash and (b) options to purchase 66,667 shares of common stock granted on March 4, 2022 at an exercise price of $0.50 per share in settlement of $33,336 of accrued salary compensation liability for the period January 1, 2019 through April 30, 2019.

(4)

Represents value attributable to 300,000 shares of common stock and 900,000 warrants issued in October 2020 in recognition of services performed during the period May 2019 through September 2020 to maintain Company viability. The warrants had a 5 year term and an exercise price of $0.40 per share.

(5)

Dr. Clausen served as Chief Scientific Officer until December 31, 2019. He subsequently was reappointed as our Chief Scientific Officer as well as our Chief Operating Officer effective January 1, 2022.

(6)

Effective June 16, 2018, the Board adjusted Dr. Clausen’s paid annual salary to $175,000 while continuing the deferral of the $115,000 difference between his stated $290,000 salary. Effective April 30, 2019, Dr. Clausen's salary was eliminated as the Company ceased operational status and furloughed its remaining employees. On March 4, 2022, Dr. Clausen was granted 43,238 options at an exercise price of $0.50 in settlement of the compensation liability of $21,619 for the period January 1, 2019 through April 30, 2019.

(7)

Represents (a) $75,048 paid in cash and (b) options to purchase 43,238 shares of common stock granted on March 4, 2022 at an exercise price of $0.50 per share paid in settlement of $21,619 of accrued salary compensation liability for the period January 1, 2019 through April 30, 2019.

Outstanding Equity Awards

The following table sets forth the outstanding equity awards held by our sole named executive officer as of December 31, 2021.

Outstanding Equity Awards at December 31, 2021

	Number of Securities Underlying Unexercised Options		Number of Securities Underlying Unexercised Options	Option Exercise	Option Expiration
Name	Exercisable(1)		Unexercisable	Price	Date

David E. Jorden	162,500		-	$1.00	6/30/2026
	192,710	(2)	-	$0.40	8/8/2025
	125,000	(3)	-	$0.40	12/31/2025

(1)	All options reported in this column were fully vested as of December 31, 2021.

(2)	Consists of fully vested options to purchase 192,710 shares in settlement of $77,083 of accrued compensation liabilities.

(3)	Consists of fully vested options to purchase 125,000 shares in settlement of $50,000 of accrued compensation liabilities.

The Company does not provide any pension plans/benefits or nonqualified deferred compensation.

PROPOSAL 4 – ADVISORY VOTE ON

THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also requires that we provide our stockholders with the opportunity to vote, on a nonbinding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers, such as Proposal 3 included in this proxy statement. By voting with respect to this Proposal 4, which we refer to as the frequency of the advisory vote on executive compensation and is also known as the “say-on-frequency” vote, stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every 1, 2, or 3 years. Stockholders also may abstain from casting a vote on this proposal.

The Compensation, Nominating and Governance Committee has recommended, and Board believes, that a say-on-pay vote every 3 years is most appropriate for a company such as Nuo, as this will provide an effective way for the Company to periodically obtain stockholders’ opinions regarding executive compensation and allow adequate time for the Company to respond to stockholder feedback. We believe a 3 year cycle will provide stockholders with time to evaluate the effects of our executive compensation strategies and their impact on our performance, financial, and business goals. By contrast, a more frequent vote might lead to a short-term perspective on executive compensation that is inconsistent with the longer-term approach taken by the Compensation, Nominating and Governance Committee and with which we currently view our business.

Before making its recommendation, the Board considered the arguments in favor of more frequent votes, including increased opportunities for stockholder input and the belief that annual votes might promote greater accountability on executive compensation. After considering the alternatives, the Board believes that, on balance, a 3 year cycle is most appropriate for the Company. The Compensation, Nominating and Governance Committee intends to periodically reassess this triennial approach and, if appropriate, may provide for a more frequent say-on-pay vote.

Because this proposal calls for a non-binding advisory vote, the Board and the Compensation, Nominating and Governance Committee may determine to hold “say-on-pay” votes more or less frequently than the option selected by our stockholders (though no less frequently than once every 3 years, provided an action to elect directors occurs). However, the Board and the Compensation, Nominating and Governance Committee value the opinions of our stockholders and will consider the outcome of the vote when determining the frequency of future “say-on-pay” votes. In the future, we will provide a “say-on-frequency” vote at least once every 6 years as required by the Dodd-Frank Act.

Vote Required and Board Recommendation

You may vote every “1 year”, “2 years” or “3 years” for the frequency of the advisory vote on executive compensation, or you may “abstain” from voting. Because stockholders are given the option to vote on a number of choices, no voting standard is applicable to this advisory vote and it is possible that no single choice will receive a majority vote. Moreover, because this vote is non-binding, the Board may determine the frequency of future advisory votes on executive compensation in its discretion. The Board recommends that stockholders select EVERY 3 YEARS on the proposal recommending the frequency of advisory vote on executive officer compensation.

PROPOSAL 5 – RATIFICATION AND APPROVAL OF THE

2016 OMNIBUS INCENTIVE COMPENSATION PLAN, AS AMENDED

On July 1, 2016, the Board adopted the Company’s 2016 Omnibus Incentive Compensation Plan. The number of shares of common stock initially authorized for issuance under the plan was 1,500,000 shares. On August 4, 2016, the Board adopted an amendment to the Company’s 2016 Omnibus Incentive Compensation Plan to provide an annual increase in the number of shares of common stock authorized for issuance under the plan, on January 1 of each year, by an amount of shares equal to 6% of the shares reserved under the plan as of the last day of the immediately preceding year; but in no event may the aggregate number of shares reserved pursuant to such increases (including shares previously issued pursuant to such increases) exceed a total of 1,000,000 shares. On November 21, 2026, stockholders of the Company collectively holding 59.9% of the Company’s outstanding common stock executed a written consent approving the adoption of the Company’s 2016 Omnibus Incentive Compensation Plan, as amended.

On March 4, 2022, the Board adopted an amendment to the Company’s 2016 Omnibus Incentive Compensation, as amended, to increase to 4,250,000 the number of shares approved for issuance thereunder. The provision for the annual 6% increase in the number of shares of common stock authorized for issuance thereunder was removed. As of April 21, 2022, fewer than ten stockholders of the Company collectively holding 59.7% of the Company’s outstanding common stock executed a written consent approving the amendment to the Company’s 2016 Omnibus Incentive Compensation Plan, as amended, to increase to 4,250,000 the number of shares approved for issuance thereunder.

At the time of adoption of the Plan and each of its amendments, our common stock was not listed on a national securities exchange. Accordingly, we were not required to obtain stockholder approval under the rules and regulations of any such national stock exchange.

We are seeking ratification and approval of the Plan in this proxy statement because, upon adoption by the Board of the Plan on July 1, 2016 and upon the initial amendment to the Plan on August 4, 2016, although we filed an Information Statement on Schedule 14C with the SEC on November 25, 2016 and provided such information statement to stockholders from whom we solicited consents, we did not file a proxy statement on Schedule 14A to solicit stockholder approval. The stockholders that signed the written consent were officers and directors of the Company and a small number of stockholders that participated in the private placement effected in connection with our Plan of Reorganization. If it is determined that the failure to file a proxy statement was contrary to the rules and regulations under the Exchange Act, we could be subject to penalties, fines or damages.

We also are seeking ratification and approval of the Plan in this proxy statement because, although we filed the Information Statement on Schedule 14C on November 25, 2016 as described immediately above as well as an Information Statement on Schedule 14C on April 27, 2022 with respect to the subsequent amendment to the Plan on March 4, 2022, we distributed such information statements only to stockholders of record and without distributing such information statements to street name beneficial owners of our common stock. If it is determined that the distribution of such information statements was contrary to the rules and regulations under the Exchange Act, we could be subject to penalties, fines or damages.

In order to avoid any uncertainty with respect to the approval of the Plan, the Board has determined that it is advisable submit this proposal to stockholders to ratify and approve the Plan, including its amendments.

    We refer to the 2016 Omnibus Incentive Compensation Plan, as so amended, as the “Plan.”

A full copy of the Plan is attached as Annex A.

The material features of the Plan are summarized below.

Vote Required and Board Recommendation

The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote on the proposal. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal. The Board recommends a vote FOR this Proposal 5.

Plan Benefits and Awards Already Made under the Plan

As of the date of this proxy statement, an aggregate of 3,376,667 shares had been issued or were reserved for issuance upon exercise of outstanding grants under the Plan.

As of the date of this proxy statement, outstanding awards, which consist solely of options, to directors and officers are as follows:

Name	Type	Grant Date	Number of Shares	Exercise Price per Share	Vesting	Exercised to date	Exercisable as of Sept. 30, 2022	Expiration Date
David Jorden	Option	7/01/16	162,500	$1.00	Fully vested	0	162,500	6/30/26
	Option	8/09/18	192,710	$0.40	Fully vested	0	192,710	8/08/25
	Option	1/01/19	125,000	$0.40	Fully vested	0	125,000	1/01/26
	Option	3/04/22	66,672	$0.50	Fully vested	0	66,672	3/03/32
	Option	3/04/22	125,000	$0.75	Fully vested	0	125,000	3/03/32
Paul Mintz	Option	5/10/17	18.750	$1.00	Fully vested	0	18.750	5/10/27
	Option	8/09/18	87,500	$0.40	Fully vested	0	87,500	8/08/25
	Option	12/31/18	50,000	$0.40	Fully vested	0	50,000	12/31/32
	Option	3/04/22	26,666	$0.50	Fully vested	0	26,666	3/03/32
	Option	3/04/22	75,000	$0.75	Fully vested	0	75,000	3/03/32
Scott. Pittman	Option	7/01/16	40.000	$1.00	Fully vested	0	40.000	6/30/26
	Option	8/09/18	121,875	$0.40	Fully vested	0	121,875	8/08/25
	Option	12/31/18	62,500	$0.40	Fully vested	0	62,500	12/31/32
	Option	3/04/22	33,334	$0.50	Fully vested	0	33,334	3/03/32
	Option	3/04/22	100,000	$0.75	Fully vested	0	100,000	3/03/32
Eric Winzer	Option	7/01/16	40.000	$1.00	Fully vested	0	40.000	6/30/26
	Option	8/09/18	120,313	$0.40	Fully vested	0	120,313	8/08/25
	Option	12/31/18	68,750	$0.40	Fully vested	0	68,750	12/31/32
	Option	3/04/22	36,666	$0.50	Fully vested	0	36,666	3/03/32
	Option	3/04/22	75,000	$0.75	Fully vested	0	75,000	3/03/32
Peter Clausen	Option	8/09/18	183,853	$0.40	Fully vested	0	183,853	8/08/25
	Option	12/31/18	81,250	$0.40	Fully vested	0	81,250	12/31/32
	Option	3/04/22	43,328	$0.50	Fully vested	0	43,328	3/03/32
	Option	3/04/22	275,000	$0.75	1/3rd immediately; balance quarterly over 3 years	0	122,222	3/03/32

In addition, please refer to footnotes (2) through (6) in the table of beneficial ownership below in the Security Ownership of Certain Beneficial Owners section of this proxy statement as well as footnote (7) to such table that discloses 1,793,786 options held by our directors and executive officers. Please also refer to the table of Outstanding Equity Awards at December 31, 2021 above in the Executive Compensation section of this proxy statement setting forth options held by David E. Jorden as of such date. Please also refer to the table below under “Securities Authorized for Issuance under Equity Compensation Plans” in the Security Ownership of Certain Beneficial Owners section of this proxy statement for data with respect to the Plan as of December 31, 2021.

Other than as set forth in tables listed and described immediately above and in the paragraph and table immediately below, in view of the discretionary authority vested in the Committee (as defined below) under the Plan and because any benefit under the Plan may depend on a variety of factors, including the value of our common stock from time to time, it is not possible to estimate or determine the number of shares or the value of any awards that may be made from time to time to any of our directors, executive officers or employees under the Plan.

Purpose of the Plan

The Plan is intended to allow selected employees (including officers), non-employee consultants and non-employee directors of the Company or an affiliate of the Company to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, to assist the Company and its affiliates in attracting new employees, officers and consultants and retaining existing employees and consultants, to provide annual cash incentive compensation opportunities that are competitive with those of other peer corporations, to optimize the profitability and growth of the Company and its affiliates through incentives which are consistent with the Company’s goals, to provide such employees and consultants with an incentive for excellence in individual performance, to promote teamwork among employees, consultants and directors, to attract and retain highly qualified persons to serve as non-employee directors and to promote ownership by such non-employee directors of a greater proprietary interest in the Company, thereby aligning such non-employee directors’ interests more closely with the interests of our stockholders.

Administration

The Plan is administered by a committee (the “Committee”) the members of which are appointed by the Board. If and to the extent that compliance with Rule 16b-3 under the Exchange Act, or the performance-based exception to tax deductibility limitations under Internal Revenue Code (“Code”) Section 162(m) is desirable, the Committee must be comprised of two or more directors who qualify as “non-employee directors” under Rule 16b-3 and “outside directors” under Code Section 162(m). The Board has appointed the members of the Compensation, Nominating and Governance Committee to serve as the Committee under the Plan. Subject to the terms of the Plan, the Committee has full power and discretion to:

●	select those persons to whom awards will be granted;
●	determine the amounts and terms of awards;
●	change and determine the terms of any award agreement, including but not limited to the term and the vesting schedule;
●	determine and change the conditions, restrictions and performance criteria relating to any award;
●	determine the settlement, cancellation, forfeiture, exchange or surrender of any award;
●	make adjustments in the terms and conditions of awards;
●	construe and interpret the Plan and any award agreement;
●	establish, amend and revoke rules and regulations for the administration of the Plan;
●	make all determinations deemed necessary or advisable for administration of the Plan; and
●

exercise any powers and perform any acts it deems necessary or advisable to administer the Plan and subject to certain exceptions, to amend, alter or discontinue the Plan or amend the terms of any award.

The Committee may delegate any or all of its administrative authority to our Chief Executive Officer or to a management committee except with respect to awards to executive officers who are subject to Section 16 of the Exchange Act and awards that are intended to comply with the performance-based exception to tax deductibility limitations under Code Section 162(m).

No Option Repricings Permitted

Notwithstanding the Committee’s powers and authority described above, neither the Board nor the Committee has the authority under the Plan to reduce the exercise price of any outstanding option. The prohibition against repricing does do not apply to adjustments the Committee deems necessary to prevent the dilution or enlargement of the benefits provided under such awards, as described more fully under “- Shares of Common Stock Underlying the Plan” below.

Eligibility

The Plan provides for awards to employees (including officers) and non-employee directors of, and non-employee consultants to, the Company or an affiliate (including potential employees and consultants). Some awards will be provided to officers and others who are deemed by us to be “insiders” for purposes of Section 16 of the Exchange Act. For purposes of the Plan, an entity (including a partnership, limited liability company or joint venture) will be considered our “affiliate” if we, directly or indirectly, own (i) stock possessing more than 50% of the total combined voting power of all outstanding classes of stock of such corporate entity or more than 50% of the total value of all outstanding shares of all classes of stock of such corporate entity or (ii) more than 50% of the profits interest or capital interest in any non-corporate entity.

In addition, the Plan provides that if the Company acquires another corporation or other entity (an “Acquired Entity”) as a result of a merger or consolidation of the Acquired Entity into the Company or any of our affiliates or as a result of the acquisition of the stock or property of the Acquired Entity by us or any of our affiliates, the Committee may grant awards (“Substitute Awards”) to the current and former employees, consultants and non-employee directors of the Acquired Entity in substitution for options and other stock-based awards granted by the Acquired Entity in order to preserve the economic value of the awards held by the current and former employees and non-employee directors of, and non-employee consultants to, the Acquired Entity immediately prior to its merger or consolidation into, or acquisition by, the Company or any of our affiliates.

Shares of Common Stock Underlying the Plan

Under the terms of the Plan, 1,500,000 shares of our common stock were initially available for delivery in settlement of awards (including incentive stock options), with the number of shares available for delivery under the Plan to automatically increase, on January 1 of each year, by an amount of shares equal to 6% of the shares reserved under the Plan as of the last day of the immediately preceding year; but in no event may the aggregate number of shares reserved pursuant to such increases (including shares previously issued under the Plan pursuant to such increases) exceed a total of 1,000,000 shares. The amendment approved by the Board on March 4, 2022 increased the number of shares available under the Plan to 4,250,000 and removed the annual 6% increase in available shares.

The stock delivered to settle awards made under the Plan may be authorized and unissued shares or treasury shares, including shares repurchased by us for purposes of the Plan. If any shares subject to any award granted under the Plan (other than a Substitute Award) is forfeited or otherwise terminated without delivery of such shares (or if such shares are returned to us due to a forfeiture restriction under such award), the shares subject to such awards will again be available for issuance under the Plan. However, any shares that are withheld or applied as payment for shares issued upon exercise of an award or for the withholding or payment of taxes due upon exercise of the award will continue to be treated as having been delivered under the Plan and will not again be available for grant under the Plan. Moreover, the number of shares available for issuance under the Plan may not be increased through the Company’s purchase of shares on the open market with the proceeds obtained from the exercise of any options granted hereunder. Upon settlement of a stock appreciation right (“SAR”), the number of shares underlying the portion of the SAR that is exercised will be treated as having been delivered for purposes of determining the maximum number of shares available for grant under the Plan and shall not again be treated as available for grant under the Plan.

If a dividend or other distribution (whether in shares of Common Stock or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of shares or other securities of the Company, or other rights to purchase shares of the Company’s securities or other similar transaction or event affects our common stock such that the Committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits (or potential benefits) provided to grantees under the Plan, the Committee will make an equitable change or adjustment as it deems appropriate in the number and kind of securities subject to or to be issued in connection with awards (whether or not then outstanding) and the exercise price relating to an award in order to prevent the dilution or enlargement of the benefits (or potential benefits) intended to be made available under the Plan. The Committee will not make any adjustment to the number of shares underlying any option or SAR or to the exercise price of any such option if such adjustment would subject the grantee to tax penalties under Section 409A of the Code or would cause such option or SAR (determined as if such option or SAR was an incentive stock option) to violate Section 424(a) of the Code.

Substitute Awards will not count against the overall limit on the number of shares of Common Stock available for issuance under this Plan nor will they count against the individual annual limits on awards described below.

Individual Annual Limits on Awards

The Plan limits the number of shares that may be issued to any individual pursuant to awards granted in any calendar year. Under the Plan the maximum number of shares of our common stock that are subject to awards granted to any individual in a single calendar year may not exceed 500,000 shares. The maximum potential value of awards to be settled in cash or property (other than shares) that may be granted to any individual in a single calendar year may not exceed $1,000,000 for all such awards. These limitations apply to the calendar year in which the awards are granted and not the year in which such awards settle.

Summary of Awards under the Plan (Including What Rights as a Stockholder, if any, Are Entailed by an Award)

The Plan permits the granting of any or all of the following types of awards to all grantees:

●	stock options, including incentive stock options (“ISOs”);
●	restricted stock;
●	deferred stock and restricted stock units;
●	performance units and performance shares;
●	dividend equivalents;
●	bonus shares;
●	stock appreciation rights (“SARs”); and
●	other stock-based awards.

Generally, awards under the Plan are granted for no consideration other than prior and future services. Awards granted under the Plan may, in the discretion of the Committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the Plan or other plan of ours. The material terms of each award will be set forth in a written award agreement between the grantee and us.

Stock Options

The Committee is authorized to grant stock options (including ISOs except that an ISO may only be granted to an employee of ours or one of our subsidiary corporations). A stock option allows a grantee to purchase a specified number of shares of our common stock at a predetermined price per share (the “exercise price”) during a fixed period measured from the date of grant. The exercise price of an option will be determined by the Committee and set forth in the award agreement, but the exercise price may not be less than the fair market value of a share of Common Stock on the grant date. The term of each option is determined by the Committee and set forth in the award agreement, except that the term may not exceed 10 years. Such awards are exercisable in whole or in part at such time or times as determined by the Committee and set forth in the award agreement. Options may be exercised by payment of the purchase price through one or more of the following means: payment in cash (including personal check or wire transfer), by delivering shares of our common stock previously owned by the grantee, or with the approval of the Committee, by delivery of shares of our common stock acquired upon the exercise of such option or by delivering restricted shares. The Committee may also permit a grantee to pay the exercise price of an option through the sale of shares acquired upon exercise of the option through a broker-dealer to whom the grantee has delivered irrevocable instructions to deliver sales proceeds sufficient to pay the purchase price to us.

Restricted Shares

The Committee may award restricted shares consisting of shares of our common stock which remain subject to a risk of forfeiture and may not be disposed of by grantees until certain restrictions established by the Committee lapse. The vesting conditions may be service-based (i.e., requiring continuous service for a specified period) or performance-based (i.e., requiring achievement of certain specified performance objectives) or both. A grantee receiving restricted shares will have all of the rights of a stockholder, including the right to vote the shares and the right to receive any dividends, except as otherwise provided in the award agreement. Upon termination of the grantee’s affiliation with us during the restriction period (or, if applicable, upon the failure to satisfy the specified performance objectives during the restriction period), the restricted shares will be forfeited as provided in the award agreement.

Restricted Stock Units and Deferred Stock

The Committee may also grant restricted stock unit awards and/or deferred stock awards. A restricted stock unit award is the grant of a right to receive a specified number of shares of our common stock upon lapse of a specified forfeiture condition (such as completion of a specified period of service or achieved of certain specified performance objectives). If the service condition and/or specified performance objectives are not satisfied during the restriction period, the award will be lapse without the issuance of the shares underlying such award. A deferred stock award is the grant of a right to receive a specified number of shares of our common stock at the end of specified deferral periods or upon the occurrence of a specified event, which satisfies the requirements of Section 409A of the Code.

Awards of restricted stock units and deferred stock are subject to such limitations as the Committee may impose in the award agreement. Restricted stock units and deferred stock awards carry no voting or other rights associated with stock ownership. The award agreement will provide whether grantees may receive dividend equivalents with respect to restricted stock units or deferred stock, and if so, whether such dividend equivalents are distributed when credited or deemed to be reinvested in additional shares of restricted stock units or deferred stock.

Performance Units

The Committee may grant performance units, which entitle a grantee to cash or shares conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Committee and reflected in the award agreement. The initial value of a performance unit will be determined by the Committee at the time of grant. The Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement.

Performance Shares

The Committee may grant performance shares, which entitle a grantee to a certain number of shares of Common Stock, conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Committee and reflected in the award agreement. The Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement.

Bonus Shares

The Committee may grant fully vested shares of our common stock as bonus shares on such terms and conditions as specified in the award agreement.

Stock Appreciation Rights (SARs)

The Committee may grant SARs which provide a grantee the right to receive payment equal to the increase in stock price of a specified number of shares of our common stock.

Dividend Equivalents

The Committee is authorized to grant dividend equivalents which provide a grantee the right to receive payment equal to the dividends paid on a specified number of shares of our common stock. Dividend equivalents may be paid directly to grantees or may be deferred for later delivery under the Plan. If deferred, such dividend equivalents may be credited with interest or may be deemed to be invested in shares of our common stock or in other property. No dividend equivalents may be granted in conjunction with any grant of stock options or SARs.

Cash Incentive Awards

The Committee may grant Cash Incentive Awards in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee may determine.

Other Stock-Based Awards

In order to enable us to respond to material developments in the area of taxes and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the Plan authorizes the Committee to grant awards that are valued in whole or in part by reference to or otherwise based on our securities. The Committee determines the terms and conditions of such awards, including consideration paid for awards granted as share purchase rights and whether awards are paid in shares or cash.

Performance-Based Awards

The Committee may require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of awards being granted or becoming exercisable or payable under the Plan, or as a condition to accelerating the timing of such events.

The performance measure(s) to be used for purposes of any awards (other than stock options) that are intended to satisfy the “performance based” exception to tax deductibility limitations under Code Section 162(m) will be chosen from among the following: the attainment of a specified fair market value per share of our common stock for a specified period of time; earnings per share; earnings per share from continuing operations; total stockholder return; return on assets; return on equity; return on capital; earnings before or after taxes, interest, depreciation, and/or amortization; return on investment; interest expense; cash flow; cash flow from operations; revenues; sales; costs; assets; debt; expenses; inventory turnover; economic value added; cost of capital; operating margin; gross margin; net income before or after taxes; operating earnings either before or after interest expense and either before or after incentives or asset impairments; attainment of cost reduction goals; revenue per customer; customer turnover rate; asset impairments; financing costs; capital expenditures; working capital; strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; customer satisfaction, aggregate product price and other product price measures; safety record; service reliability; debt rating; and achievement of business and operational goals, such as market share, new products, and/or business development.

Applicable performance measures may be applied on a pre- or post-tax basis. In addition, the Committee may provide that the formula for such award may include or exclude certain items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss.

The Committee has the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that awards which the Committee intends to qualify for the performance-based exception to the tax deduction limitations under Code Section 162(m) may not be adjusted upward unless the Committee intends to amend the award to no longer qualify for the performance-based exception. The Committee retains the discretion in all events to adjust such awards downward.

Payment and Deferral of Awards

Awards may be settled in cash, stock, other awards, or other property, in the discretion of the Committee. The Committee may permit grantees to defer the distribution of all or part of an award in accordance with such terms and conditions as the Committee may establish, which must comply in both form and substance with the requirements of Section 409A of the Code to ensure that the grantee will not be subjected to tax penalties imposed under Section 409A of the Code. The Plan authorizes the Committee to place shares or other property in trusts or make other arrangements to provide for payment of our obligations under the Plan. The Committee may condition the payment of an award on the withholding of taxes and may provide that a portion of the stock or other property to be distributed will be withheld to satisfy such tax obligations.

Transfer Limitations on Awards

Awards granted under the Plan generally may not be pledged or otherwise encumbered and generally are not transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. Each award will be exercisable during the grantee’s lifetime only by the grantee or, if permitted under applicable law, by the grantee’s guardian or legal representative. However, transfers of awards to family members (or family trusts or family-controlled partnerships) for estate planning purposes may be permitted in the discretion of the Committee.

Change of Control

If there is a merger or consolidation of us with or into another corporation or a sale of substantially all of our stock (a “Corporate Transaction”) and the outstanding awards are not assumed by surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company), such awards will vest and become non-forfeitable and will become exercisable and any conditions on such awards will lapse. If an option becomes exercisable as a result of a Corporate Transaction in which such awards are not assumed or replaced by the surviving company (or its parent company), the Committee may either (i) allow grantees to exercise such outstanding options within a reasonable period prior to the Corporate Transaction and cancel any outstanding options that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all outstanding options in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the grantee would have received (net of the exercise price) if the options were exercised immediately prior to the Corporate Transaction. If an exercise price of the option exceeds the fair market value of our common stock and the option is not assumed or replaced by the surviving company (or its parent company), such options will be cancelled without any payment to the grantee.

Amendment to and Termination of the Plan

The Plan may be amended, altered, suspended, discontinued, or terminated by the Board without further stockholder approval, unless such approval of an amendment or alteration is required by law or regulation or under the rules of any stock exchange or automated quotation system on which our common stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the Plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable treatment of grantees on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable.

In addition, subject to the terms of the Plan, no amendment or termination of the Plan may materially and adversely affect the right of a grantee under any award granted under the Plan.

Unless earlier terminated by the Board, the Plan will terminate when no shares remain reserved and available for issuance or, if earlier, on July 1, 2026. The terms of the Plan shall continue to apply to any awards made prior to the termination of the Plan until we have no further obligation with respect to any award granted under the Plan.

Federal Income Tax Consequences

The following discussion summarizes the certain federal income tax consequences of the Plan based on current provisions of the Code, which are subject to change. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular grantee based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A or golden parachute excise taxes under Code Section 4999), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all grantees to consult their own tax advisors concerning the tax implications of awards granted under the Plan.

Options

A recipient of a stock option will not have taxable income upon the grant of the stock option. For stock options that are not incentive stock options, the grantee will recognize ordinary income upon exercise in an amount equal to the value of any cash received, plus the difference between the fair market value of the freely transferable and non-forfeitable shares received by the grantee on the date of exercise and the exercise price. Any gain or loss recognized upon any later disposition of the shares generally will be a long-term or short-term capital gain or loss.

The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the grantee, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the grantee on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the grantee holds the shares for the legally required period (currently two years from the date of grant and one year from the date of exercise). If the shares are not held for the legally required period, the grantee will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price.

Generally, a company can claim a federal income tax deduction equal to the amount recognized as ordinary income by a grantee in connection with the exercise of a stock option, but not relating to a grantee’s capital gains. Accordingly, we will not be entitled to any tax deduction with respect to an incentive stock option if the grantee holds the shares for the legally required period.

Restricted Shares

Unless a grantee makes the election described below, a grant of restricted shares will not result in taxable income to the grantee or a deduction for us in the year of grant. The value of such restricted shares will be taxable to a grantee as ordinary income in the year in which the restrictions lapse. Alternatively, a grantee may elect to treat as income in the year of grant the fair market value of the restricted stock on the date of grant, provided the grantee makes the election within 30 days after the date of such grant. If such an election were made, the grantee would not be allowed to deduct at a later date the amount included as taxable income if the grantee should forfeit the shares of restricted stock. The amount of ordinary income recognized by a grantee is deductible by us in the year such income is recognized by the grantee, provided such amount constitutes reasonable compensation to the grantee. If the election described above is not made, then prior to the lapse of restrictions, dividends paid on the shares subject to such restrictions will be taxable to the grantee as additional compensation in the year received, and we will be allowed a corresponding deduction.

Other Awards

Generally, when a grantee receives payment in settlement of any other award granted under the Plan, the amount of cash and the fair market value of the shares received will be ordinary income to such grantee, and we will be allowed a corresponding deduction for federal income tax purposes.

Generally, when a grantee receives payment with respect to dividend equivalents, the amount of cash and the fair market value of any shares or other property received will be ordinary income to such grantee. We will be entitled to a federal income tax deduction in an amount equal to the amount the grantee includes in income.

If the grantee is an employee or former employee, the amount the grantee recognizes as ordinary income in connection with an award (other than an incentive stock option) is subject to tax withholding.

Deferred Compensation Under Section 409A of the Code

Any award that is deemed to be a deferral arrangement (excluding certain exempted short-term deferrals) will be subject to Code Section 409A. Generally, Code Section 409A imposes accelerated inclusion in income and tax penalties on the recipient of deferred compensation that does not satisfy the requirements of Code Section 409A. Options and restricted shares granted under the Plan will typically be exempt from Code Section 409A. Other awards may result in the deferral of compensation. Awards under the Plan that may result in the deferral of compensation are intended to be structured to meet applicable requirements under Code Section 409A. Certain grantee elections and the timing of distributions relating to such awards must also meet requirements under Code Section 409A in order for income taxation to be deferred and tax penalties avoided by the grantee upon vesting of the award.

Interests of Certain Persons in the Matter to be Acted Upon

Other than as referenced above, to the Company’s knowledge, in their capacity as stockholders, no person who has served as a director or executive officer of the Company since the beginning of the Company’s last fiscal year, and no associate of any such person, has any interest, direct or indirect, by security holdings or otherwise, in the Plan that is not otherwise shared by the remaining stockholders.

The Plan and its amendments was approved and adopted unanimously by the Board. Thus, no member of the Board opposed the adoption of the Plan or any amendment thereto.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information regarding the beneficial ownership of shares of our common stock as of September 30, 2022 indicated by (i) each director, (ii) each of our current executive officers, (iii) all directors and executive officers as a group, and (iv) principal stockholders known by the Company to be beneficial owners of more than five percent of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC. Except as otherwise noted, below, each named beneficial owner known to the Company has sole voting and investment power with respect to the shares listed. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that could be issued upon the exercise of outstanding options or warrants held by that person that are exercisable at the date indicated or within 60 days thereof are considered outstanding; however, these shares are not considered outstanding when computing the percentage ownership of any other person.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o Nuo Therapeutics, Inc., 8285 El Rio, Suite 190, Houston, TX 77054.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Class
Directors and Named Executive Officers
David E. Jorden(2)	2,809,740	6.6%
Paul D. Mintz(3)	257,916	*
Scott M. Pittman(4)	4,701,054	11.2%
C. Eric Winzer(5)	365,729	*
Peter A. Clausen(6)	960,328	2.3%
All Directors and Executive Officers as a Group (5 persons)(7)	9,094,767	20.7%
Principal Stockholders
Charles E. Sheedy(8)	11,003,365	26.3%
Boyalife Asset Holding II, Inc.(9)	4,900,000	11.7%
Deerfield Management(10)	2,700,000	6.5%

*	Less than 1%
(1)	Based on 41,799,016 shares of common stock outstanding.
(2)	Includes 671,882 shares issuable upon exercise of options.
(3)	Represents shares issuable upon exercise of options.
(4)	Includes 357,709 shares issuable upon exercise of options.
(5)	Includes 340,729 shares issuable upon exercise of options.
(6)	Includes 430,653 shares issuable upon exercise of options.
(7)	Includes 2,058,889 shares issuable upon the exercise of options.
(8)

Based upon information contained in a Schedule 13D/A filed with the SEC on July 5, 2022 with respect to the beneficial ownership of shares of common stock as of July 5, 2022. According to such Schedule 13D/A, Mr. Sheedy shares voting and dispositive power with respect to 3,365 shares held in trusts for the benefit of Mr. Sheedy’s children. The mailing address of Mr. Sheedy is Two Houston Center, Suite 2907, 909 Fannin Street Houston, TX 77010.

(9)

Based upon information available to the Company and information contained in a Schedule 13D/A filed with the SEC on September 21, 2017 with respect to the beneficial ownership of shares of common stock as of September 11, 2017. The mailing address of Boyalife Asset Holding II, Inc. is 2711 Citrus Road, Sacramento, CA 95742.

(10)

Based upon information contained in a Schedule 13G filed with the SEC on October 9, 2020 with respect to the beneficial ownership of shares of common stock as of October 5, 2020. According to the Schedule 13G, Deerfield Mgmt, L.P., Deerfield Management Company, L.P. James E. Flynn (together, “Deerfield Management”) share voting and dispositive power of 2,700,000 shares comprised of 1,258,227 shares held by Deerfield Private Design Fund II, L.P. and 1,441,773 shares held by Deerfield PDI Financing II, L.P. The mailing address of the persons associated with Deerfield Management is 345 Park Avenue South, 12th Floor, Attn: Legal Department, New York, NY 10010.

There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of, which may, at a subsequent date, result in a change of control of the Company.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information as of December 31, 2021 regarding the Company’s 2016 Omnibus Incentive Compensation Plan, as amended, which is the sole equity compensation plan of the Company.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	1,355,001	$0.52	652,337
Equity compensation plans not approved by security holders	—	$—	—
Total	1,355,001	$0.52	652,337

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with Related Persons

Except as set forth below, we were not involved in any related person transactions since the beginning of 2020, and we are not involved in any related person transaction currently, that is required to be disclosed under Item 404(d) of Regulation S-K.

Note Purchase Agreement

On November 15, 2019 and December 6, 2019, the Company entered into note purchase agreements (each a “Note Purchase Agreement”) with certain individual accredited investors (the “Investors”) for the issuance and sale to the Investors of 12% senior secured promissory notes (each, a “Senior Secured Promissory Note”, or together, the “Notes”), in the aggregate principal amount of $50,000 with an overall $500,000 cap under the Note Purchase Agreements. The Notes had a maturity date of June 30, 2020 and interest accrued at a rate of 12% per year. In conjunction with the issuance of the Notes, the Company granted a first priority security interest (each, a “Security Agreement”) in all the assets of the Company but fundamentally consisting of the Aurix asset including all regulatory files and approvals and relevant intellectual property. The Company also issued to the Investors warrants exercisable to purchase an aggregate 75,000 shares of the Company’s common stock. The warrants were exercisable at any time, at an exercise price per share equal to $0.40, subject to certain adjustments and price protection provisions (including full ratchet anti-dilution protection) contained in the warrants. The warrants had five-year terms.

The Investors included Charles E. Sheedy, a more than five percent beneficial owner of shares of our common stock, who invested $110,000 and received Notes in such principal amounts and received warrants to purchase 165,000 shares of common stock.

The Investors also included David E. Jorden, the Chief Executive and Financial Officer and a director of the Company, and Scott M. Pittman, a director of the Company. Mr. Jorden and Mr. Pittman invested $30,000 each and received Notes in such principal amounts and received warrants to purchase 45,000 shares of common stock each.

The summaries of the Note Purchase Agreement, Notes, Security Agreement, and the warrants described above are qualified in their entirety by reference to the actual Note Purchase Agreement, form of Senior Secured Promissory Note, form of Security Agreement, and form of Warrant, which are included as exhibits incorporated by reference into the Company’s Annual Report Form 10-K for the fiscal years ended December 31, 2021, 2020, and 2019 as filed with the SEC on April 15, 2022.

Recapitalization Agreement

On October 5, 2020 (the “Effective Date”), the Company entered into a Recapitalization Agreement (the “Recapitalization Agreement) with Deerfield Private Design Fund II, L.P. (“DPDF”) and Deerfield PDI Financing II, L.P. (“DPF” and, together with DPDF, “Deerfield Management”) and the Investors in the Note Purchase Agreement described above (such Investors hereinafter referred to as “Noteholders”).

Pursuant to the Recapitalization Agreement, the shares of Series A Preferred Stock held by Deerfield Management were exchanged for 2,700,000 shares of common stock (the “Exchange Shares”) of the Company. On the Effective Date, all shares of Series A Preferred Stock were cancelled in full.

Lawrence S. Atinsky, Deerfield Management's representative on the Company’s board, resigned as of the Effective Date. Outstanding options to purchase common stock held by Mr. Atinsky as of the Effective Date were canceled. As a result of the Recapitalization Agreement, entities affiliated with Deerfield Management became more than five percent beneficial owners of shares of our common stock.

Pursuant to the Recapitalization Agreement, the Noteholders agreed to the conversion of the $305,000 principal balance of the Notes plus accrued interest through September 30, 2020 of approximately $30,400 into an aggregate 838,487 shares of common stock (the “Conversion Shares”) of the Company at a conversion price of $0.40 per share, plus the purchase, for cash, of 487,500 shares of common stock (the “Purchase Shares”) at $0.40 per share, or $195,000 in total. On the Effective Date, the Notes were cancelled in full. Pursuant to the Recapitalization Agreement, the Company also issued to the Noteholders warrants (the “Replacement Warrants") to purchase an aggregate of 3,977,961 shares of common stock of the Company. The Replacement Warrants were exercisable at any time, at an exercise price per share equal to $0.40, subject to certain adjustments and price protection provisions (including full ratchet anti-dilution protection). The Replacement Warrants had five-year terms. The warrants to purchase 457,500 shares of common stock issued to the Noteholders upon the original issuance of the Notes were canceled.

As described above, the investors in the Note Purchase Agreement, and thereby included among the Noteholders were Charles E. Sheedy, a more than five percent beneficial owner of shares of our common stock, David E. Jorden, the Chief Executive and Financial Officer and a director of the Company, and Scott M. Pittman, a director of the Company. Pursuant to the Recapitalization Agreement, Mr. Sheedy received $70,000 as a purchase price for the 175,000 shares attributable to him of the Purchase Shares. Pursuant to the Recapitalization Agreement, Mr. Jorden and Mr. Pittman received $20,000 and $10,000, respectively as a purchase price for the 50,000 and 25,000 shares, respectively, attributable to them of the Purchase Shares. In addition, pursuant to the Recapitalization Agreement, Mr. Jorden and Mr. Pittman also received an amount of Replacement Warrants attributable to them in the amount of 397,635 and 322,635 shares, respectively, upon exercise of such warrants.

The summary of the Recapitalization Agreement described above is qualified in its entirety by reference to the actual agreement, which is included as an exhibit to the Company’s Annual Report Form 10-K for the fiscal years ended December 31, 2021, 2020, and 2019 as filed with the SEC on April 15, 2022.

Warrant Modification Agreement

Effective as of December 1, 2021 (the “Modification Effective Date”), the Company entered into a Warrant Modification Agreement (the “Warrant Modification Agreement”) with the holders of an aggregate 6,865,461 warrants whereby such warrants were modified to adjust the warrant exercise price from $0.40 per share to $0.20 per share provided a holder exercised the warrant prior to January 31, 2022 (the “Payment Forfeiture Date”). All such modified warrants not exercised prior to the Payment Forfeiture Date were to be forfeited and deemed expired or otherwise cancelled.

Charles E. Sheedy, a more than five percent beneficial owner of shares of our common stock, exercised modified warrants for 1,431,615 shares at an exercise purchase price of $286,323. David E. Jorden, the Chief Executive and Financial Officer and a director of the Company, and Scott M. Pittman, a director of the Company, exercised modified warrants for 1,137,635 and 900,000 shares, respectively, at exercise purchase prices of $227,527 and $180,000, respectively.

2022 Private Placement

On April 29, 2022, the Company entered into a Securities Purchase Agreement, dated as of April 11, 2022, with certain accredited investors for the sale of 3,550,000 shares of the Company’s common stock at a price of $1.00 per share for proceeds of $3,550,000 (the “2022 Private Placement”). The investors in the 2022 Private Placement included David E. Jorden, the Chief Executive and Financial Officer and a member of the Board of Directors of the Company, Scott M. Pittman, a member of the Board of Directors of the Company, Peter A. Clausen, the Chief Scientific Officer and Chief Operating Officer of the Company, and Charles E. Sheedy, a principal stockholder of the Company of the Company. Messrs. Jorden, Pittman, Clausen, and Sheedy invested $10,532, $100,000, $25,000, and $804,868, respectively, in the 2022 Private Placement.

Director Independence

The Board has chosen to apply Nasdaq Stock Market corporate governance requirements and standards in determining director independence. The Board has determined that all of the Company’s current directors meet such independence requirements with the exception of Mr. Jorden, who serves as the Chief Executive and Financial Officer of the Company.

ADDITIONAL INFORMATION

Annual Report

On April 15, 2022, we filed with the SEC our Annual Report on Form 10-K for the fiscal years ended December 31, 2021, 2020, and 2019. A copy of such annual report is being made available to all stockholders along with this proxy statement. The Notice of Internet Availability provided to stockholders of record contains instructions on how to access this proxy statement and such annual report. The Notice of Internet Availability also contains instructions as to how to obtain a paper or email copy of the proxy materials.

Our filings with the SEC are accessible under “SEC Filings” in the Investors section of the Company’s website at www.nuot.com. The information contained on our website is not part of and is not incorporated by reference into this proxy statement.

We will provide without charge to any person solicited hereby, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal years ended December 31, 2021, 2020, and 2019. Requests should be directed to the Secretary of the Company at our principal executive office at Secretary, Nuo Therapeutics, Inc., 8285 El Rio, Suite 190, Houston, TX 77054.

Cautionary Note on Forward-Looking Statements

Some of the information in this proxy statement contains “forward-looking statements”. Forward-looking statements are inherently subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in or anticipated by the forward-looking statements. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance, or achievements, and may contain the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “the facts suggest,” “will,” “will be,” “will continue,” “will likely result,” “could,” “may” and words of similar import. These statements reflect the Company’s current view of future events and are subject to certain risks and uncertainties as noted in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K filed on April 15, 2022 as well as its Quarterly Reports on Form 10-Q and Current Reports on Forms 8-K.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results could differ materially from those anticipated in these forward-looking statements. In addition to the risks identified in the above filings, new risk factors emerge from time to time, and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the Company’s business, or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

The Company undertakes no obligation and does not intend to update, revise or otherwise publicly release any revisions to its forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of any unanticipated events.

Stockholder Proposals

From time to time, stockholders present proposals that may be proper subjects for inclusion in a proxy statement and for consideration at an annual meeting of stockholders of the Company. To be included in the proxy statement for the 2023 Annual Meeting of Stockholders, proposals must be received by us no later than June 22, 2023 and otherwise must comply with SEC rules governing inclusion of such proposals. However, if the Company changes the date of the 2023 Annual Meeting of Stockholders by more than 30 days from the date of this year’s Annual Meeting, the Company will announce the new deadline for proposals in the Company’s Annual Report on 10-K, a Quarterly Report on 10-Q, or a Current Report on Form 8-K. Any proposal received after June 22, 2023 (or such date set forth in the Company’s SEC reports) will be untimely, in accordance with SEC rules and regulations.

Matters (other than nominations of candidates for election as directors) may be brought before the meeting by stockholders only by complying with the procedure set forth in the By-Laws of the Company, which in summary requires notice in writing to the Secretary of the Company be delivered or mailed to, and received at, our principal executive office not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders of the Company; provided, however, that if the annual meeting is called for a date that is more than 30 days earlier or more than 60 days later than such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company. Each such stockholder notice must be in accordance with our By-Laws, which generally requests: (a) a brief description of the matter desired to be brought before the annual meeting and the reasons for bringing such matter before the annual meeting; (b) the name and address, as they appear on the Company’s books, of the stockholder proposing such business; (c) the class and number of shares of the Company which are beneficially owned by the stockholder; (d) any material interest of the stockholder in such business; and (e) any other information that is required to be provided by the stockholder pursuant to applicable SEC rules. The By-Laws of the Company describe in more detail the advance notice for business process and notice. For information regarding nominating candidates for election as directors, refer to description under “Committees of the Board” in the Board Matters and Corporate Governance section above.

Householding

Record owners of our common stock who share a single address may receive only one copy of the proxy card or the Notice of Internet Availability unless the Company has received contrary instructions from one or more of such owners. This practice, known as “householding,” is designed to reduce printing and mailing costs.

We undertake to deliver promptly upon written or oral request to us at the address or telephone number listed below a separate copy of such notice to a stockholder at a shared address to which a single copy of the notice was delivered. If multiple stockholders sharing an address have received one copy of the proxy card or Notice of Internet Availability and would prefer us to mail each stockholder a separate copy of future mailings, they may notify us at the address or telephone number listed below. Additionally, if current stockholders with a shared address wish to receive a separate copy of this proxy statement, or if the stockholder received multiple copies of this proxy statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices as follows: Secretary, Nuo Therapeutics, Inc., 8285 El Rio, Suite 190, Houston, TX 77054, or by telephone request at (346) 396-4770 or by contacting our transfer agent, VStock Transfer LLC at (212) 828-8436.

ANNEX A

NUO THERAPEUTICS, INC.

2016 OMNIBUS INCENTIVE COMPENSATION PLAN

(As amended by the Board of Directors on August 4, 2016, and March 4, 2022)

Article 1.
Effective Date, Objectives and Duration

1.1    Effective Date of the Plan. NUO THERAPEUTICS, INC., a Delaware corporation (the “Company”), adopted this 2016 Omnibus Incentive Compensation Plan (the “Plan”) on July 1, 2016, subject to approval by the Company’s shareholders. The terms of the Plan are set forth herein.

1.2    Objectives of the Plan. The Plan is intended (a) to allow selected employees of and consultants to the Company and its Subsidiaries to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Subsidiaries in attracting new employees, officers and consultants and retaining existing employees and consultants, (b) to provide annual cash incentive compensation opportunities that are competitive with those of other peer corporations, (c) to optimize the profitability and growth of the Company and its Subsidiaries through incentives which are consistent with the Company’s goals, (d) to provide Grantees with an incentive for excellence in individual performance, (e) to promote teamwork among employees, consultants and Non-Employee Directors, and (f) to attract and retain highly qualified persons to serve as Non-Employee Directors and to promote ownership by such Non-Employee Directors of a greater proprietary interest in the Company, thereby aligning such Non-Employee Directors’ interests more closely with the interests of the Company’s shareholders.

1.3    Duration of the Plan. The Plan shall commence on July 1, 2016 (the “Effective Date”) and shall remain in effect, subject to the right of the Board of Directors of the Company (“Board”) to amend or terminate the Plan at any time pursuant to Article 16 hereof, until the earlier of July 1, 2026, or the date all Shares subject to the Plan shall have been purchased or acquired and the restrictions on all Restricted Shares granted under the Plan shall have lapsed, according to the Plan’s provisions.

Article 2.
Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1    “Affiliate” means any corporation or other entity, including but not limited to partnerships, limited liability companies and joint ventures, with respect to which the Company, directly or indirectly, owns as applicable (a) stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of stock of such corporation, or (b) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of a non-corporate entity.

2.2    “Award” means Options (including non-qualified options and Incentive Stock Options), SARs, Restricted Shares, Performance Units (which may be paid in cash), Performance Shares, Deferred Stock, Restricted Stock Units, Dividend Equivalents, Bonus Shares, Cash Incentive Awards or Other Stock-Based Awards granted under the Plan.

2.3    “Award Agreement” means either (a) a written agreement entered into by the Company and a Grantee setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written statement issued by the Company to a Grantee describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by the Grantee.

2.4       “Board” means the Board of Directors of the Company.

2.5       “Bonus Shares” means Shares that are awarded to a Grantee with or without cost and without restrictions either in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise), as an inducement to become an Eligible Person or, with the consent of the Grantee, as payment in lieu of any cash remuneration otherwise payable to the Grantee.

2.6       “Cash Incentive Award” means an Award granted under Article 15 of the Plan.

2.7       “CEO” means the Chief Executive Officer of the Company.

2.8       “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

2.9       “Committee” or “Incentive Plan Committee” has the meaning set forth in Section 3.1(a).

2.10      “Compensation Committee” means the compensation committee of the Board.

2.11      “Covered Employee” means a Grantee who, as of the last day of the fiscal year in which the value of an Award is recognizable as income for federal income tax purposes, is a “covered employee,” within the meaning of Code Section 162(m), with respect to the Company.

2.12      “Deferred Stock” means a right, granted under Article 10, to receive Shares at the end of a specified deferral period.

2.13      “Disability” or “Disabled” means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan:

(a)    Except as provided in (b) below, a disability within the meaning of Section 22(e)(3) of the Code; and

(b)    In the case of any Award that constitutes deferred compensation within the meaning of Section 409A of the Code, a disability as defined in regulations under Code Section 409A. For purpose of Code Section 409A, a Grantee will be considered Disabled if:

  (i)    the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

  (ii)   the Grantee is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Grantee’s employer.

2.14      “Dividend Equivalent” means a right to receive payments equal to dividends or property, if and when paid or distributed, on a specified number of Shares.

2.15       “Effective Date” has the meaning set forth in Section 1.3.

2.16      “Eligible Person” means any employee (including any officer) of, or non-employee consultant to, or Non-Employee Director of, the Company or any Affiliate, or potential employee (including a potential officer) of, or non-employee consultant to, the Company or an Affiliate; provided, however, that solely with respect to the grant of an Incentive Stock Option, an Eligible Person shall be any employee (including any officer) of the Company or any Subsidiary Corporation. Solely for purposes of Section 5.6(b), current or former employees or non-employee directors of, or consultants to, of an Acquired Entity who receive Substitute Awards in substitution for Acquired Entity Awards shall be considered Eligible Persons under this Plan with respect to such Substitute Awards.

2.17    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

2.18    “Exercise Price” means (a) with respect to an Option, the price at which a Share may be purchased by a Grantee pursuant to such Option or (b) with respect to an SAR, the price established at the time an SAR is granted pursuant to Article 7, which is used to determine the amount, if any, of the payment due to a Grantee upon exercise the SAR.

2.19    “Fair Market Value” means a price that is based on the opening, closing, actual, high, low, or the arithmetic mean of selling prices of a Share reported on the NASDAQ Global Market (“NASDAQ”), or if not the NASDAQ, on the established stock exchange which is the principal exchange upon which the Shares are traded on the applicable date or the preceding trading day. Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, Fair Market Value shall be deemed to be equal to the arithmetic mean between the reported high and low or closing bid and asked prices of a Share on the applicable date, or if no such trades were made that day then the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate provided such manner is consistent with Treasury Regulation 1.409A-1(b)(5)(iv)(B).

2.20    “Grant Date” means the date on which an Award is granted or such later date as specified in advance by the Committee.

2.21    “Grantee” means a person who has been granted an Award.

2.22    “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

2.23    “Including” or “includes” means “including, without limitation,” or “includes, without limitation,” respectively.

2.24    “Management Committee” has the meaning set forth in Section 3.1(b).

2.25    “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate.

2.26    “Option” means an option granted under Article 6 of the Plan.

2.27    “Other Stock-Based Award” means a right, granted under Article 13 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

2.28    “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m) contained in Code Section 162(m)(4)(C) (including the special provisions for options thereunder). No Award (other than Stock Options, SARs and Restricted Shares granted during the Section 162(m) Transition Period) granted after the Company becomes Publicly Held shall satisfy the Performance-Based Exception unless such Award is granted after the shareholders have approved the material terms of this Plan (including the provisions of Section 4.3 and 4.4) after the Company becomes Publicly Held. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.29    “Performance Measures” has the meaning set forth in Section 4.4.

2.30    “Performance Period” means the time period during which performance goals must be met.

2.31    “Performance Share” and “Performance Unit” have the respective meanings set forth in Article 9.

2.32    “Period of Restriction” means the period during which Restricted Shares are subject to forfeiture if the conditions specified in the Award Agreement are not satisfied.

2.33    “Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

2.34    “Publicly Held” has the meaning set forth in Section 4.3.

2.35    “Restricted Shares” means Shares, granted under Article 8, that are both subject to forfeiture and are nontransferable if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

2.36    “Restricted Stock Units” are rights, granted under Article 10, to receive Shares if the Grantee satisfies the conditions specified in the Award Agreement applicable to such rights.

2.37    “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.38    “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

2.39    “Section 16 Non-Employee Director” means a member of the Board who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.

2.40    “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

2.41    “Section 162(m) Transition Period” means the transition period commencing on the date the Company becomes Publicly Held and ending on the earliest of: (a) the first material modification of the Plan (including any increase in the number of shares reserved for issuance under the Plan in accordance with Section 4.1) after the Company becomes Publicly Held; (b) the issuance of all of the Shares reserved for issuance under the Plan; (c) the expiration of the Plan; (d) the first meeting of shareholders at which members of the Board are to be elected that occurs after the close of the third calendar year following the calendar year in which the Company becomes Publicly Held pursuant to an initial public offering of any class of the Company’s common equity securities; or (e) if the Company becomes Publicly Held without an initial public offering of any class of its common equity securities, the first calendar year following the calendar year in which the Company becomes Publicly Held.

2.42    “Separation from Service” means, with respect to any Award that constitutes deferred compensation within the meaning of Code Section 409A, a “separation from service” as defined in Treasury Regulation Section 1.409A-1(h). For this purpose, a “separation from service” is deemed to occur on the date that the Company and the Grantee reasonably anticipate that the level of bona fide services the Grantee would perform for the Company and/or any Affiliates after that date (whether as an employee, Non-Employee Director or consultant or independent contractor) would permanently decrease to a level that, based on the facts and circumstances, would constitute a separation from service; provided that a decrease to a level that is 50% or more of the average level of bona fide services provided over the prior 36 months shall not be a separation from service, and a decrease to a level that is 20% or less of the average level of such bona fide services shall be a separation from service. The Committee retains the right and discretion to specify, and may specify, whether a separation from service occurs for individuals providing services to the Company or an Affiliate immediately prior to an asset purchase transaction in which the Company or an Affiliate is the seller who provide services to a buyer after and in connection with such asset purchase transaction; provided, such specification is made in accordance with the requirements of Treasury Regulation Section 1.409A-1(h)(4).

2.43    “Share” means a share of Common Stock, par value $0.0001 per share, of the Company and such other securities of the Company, as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

2.44    “Stock Appreciation Right” or “SAR” means an Award granted under Article 7 of the Plan.

2.45    “Subsidiary Corporation” means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.46    “Surviving Company” means the surviving corporation in any merger or consolidation, involving the Company, including the Company if the Company is the surviving corporation, or the direct or indirect parent company of the Company or such surviving corporation following a sale of substantially all of the outstanding stock of the Company.

2.47    “Term” of any Option or SAR means the period beginning on the Grant Date of an Option or SAR and ending on the date such Option or SAR expires, terminates or is cancelled. No Option or SAR granted under this Plan shall have a Term exceeding 10 years.

2.48    “Termination of Affiliation” occurs on the first day on which an individual is for any reason no longer providing services to the Company or any Affiliate in the capacity of an employee, officer or consultant or with respect to an individual who is an employee or officer of or a consultant to an Affiliate, the first day on which such entity ceases to be an Affiliate of the Company; provided, however, that if an Award constitutes deferred compensation within the meaning of Code Section 409A, Termination of Affiliation with respect to such Award shall mean the Grantee’s Separation from Service.

Article 3.
Administration

3.1    Committee.

 (a)    Subject to Article 14, and to Section 3.2, the Plan shall be administered by a Committee (the “Incentive Plan Committee” or the “Committee”) appointed by the Board from time to time. Notwithstanding the foregoing, either the Board or the Compensation Committee may at any time and in one or more instances reserve administrative powers to itself as the Committee or exercise any of the administrative powers of the Committee. To the extent the Board or Compensation Committee considers it desirable to comply with Rule 16b-3 or meet the Performance-Based Exception, the Committee shall consist of two or more directors of the Company, all of whom qualify as “outside directors” within the meaning of Code Section 162(m) and Section 16 Non-Employee Directors. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case if and to the extent the Board deems it appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and the Performance-Based Exception as then in effect.

 (b)    The Board or the Compensation Committee may appoint and delegate to another committee (“Management Committee”), or to the CEO, any or all of the authority of the Board or the Committee, as applicable, with respect to Awards to Grantees other than Grantees who are executive officers, Non-Employee Directors, or are (or are expected to be) Covered Employees and/or are Section 16 Persons at the time any such delegated authority is exercised.

 (c)    Unless the context requires otherwise, any references herein to “Committee” include references to the Incentive Plan Committee, the Board or the Compensation Committee to the extent the Incentive Plan Committee, the Board or the Compensation Committee, as applicable, has assumed or exercises administrative powers itself as the Committee pursuant to subsection (a), and to the Management Committee or the CEO to the extent either has been delegated authority pursuant to subsection (b), as applicable; provided that (i) for purposes of Awards to Non-Employee Directors, “Committee” shall include only the full Board, and (ii) for purposes of Awards intended to comply with Rule 16b-3 or meet the Performance-Based Exception, “Committee” shall include only the Incentive Plan Committee or the Compensation Committee.

3.2    Powers of Committee. Subject to and consistent with the provisions of the Plan (including Article 14), the Committee has full and final authority and sole discretion as follows; provided that any such authority or discretion exercised with respect to a specific Non-Employee Director shall be approved by the affirmative vote of a majority of the members of the Board, even if not a quorum, but excluding the Non-Employee Director with respect to whom such authority or discretion is exercised:

  (a)    to determine when, to whom and in what types and amounts Awards should be granted;

  (b)    to grant Awards to Eligible Persons in any number and to determine the terms and conditions applicable to each Award (including the number of Shares or the amount of cash or other property to which an Award will relate, any Exercise Price or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, any performance goals including those relating to the Company and/or an Affiliate and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);

  (c)    to determine the benefit payable under any Performance Unit, Performance Share, Dividend Equivalent, Other Stock-Based Award or Cash Incentive Award and to determine whether any performance or vesting conditions have been satisfied;

  (d)    to determine whether or not specific Awards shall be granted in connection with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards and all other matters to be determined in connection with an Award;

  (e)    to determine the Term of any Option or SAR;

  (f)    to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

  (g)    to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time;

  (h)    to determine with respect to Awards granted to Eligible Persons whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or if and to the extent specified in the Award Agreement automatically or at the election of the Committee (whether to limit loss of deductions pursuant to Code Section 162(m) or otherwise);

  (i)    to offer to exchange or buy out any previously granted Award for a payment in cash, Shares or other Award;

  (j)    to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

  (k)    to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

  (l)    to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

  (m)  to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment (i) which does not adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new applicable law or change in an existing applicable law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

  (n)    to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

  (o)    to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

  (p)    to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or an Affiliate or the financial statements of the Company or an Affiliate, or in response to changes in applicable laws, regulations or accounting principles; provided, however, that in no event shall such adjustment increase the value of an Award for a person expected to be a Covered Employee for whom the Committee desires to have the Performance-Based Exception apply;

  (q)    to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

  (r)    to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Affiliates, any Grantee, any person claiming any rights under the Plan from or through any Grantee, and shareholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Affiliate the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan (subject to Sections 4.3 and 5.7(c)).

3.3    No Repricings. Notwithstanding any provision in Section 3.2 to the contrary, the terms of any outstanding Option or SAR may not be amended to reduce the Exercise Price of such Option or SAR or cancel any outstanding Option or SAR in exchange for other Options or SARs with an Exercise Price that is less than the Exercise Price of the cancelled Option or SAR or for any cash payment (or Shares having a Fair Market Value) in an amount that exceeds the excess of the Fair Market Value of the Shares underlying such cancelled Option or SAR over the aggregate Exercise Price of such Option or SAR or for any other Award, without shareholder approval; provided, however, that the restrictions set forth in this Section 3.3, shall not apply (i) unless the Company has a class of stock that is registered under Section 12 of the Exchange Act or (ii) to any adjustment allowed under Section 4.2.

Article 4.
Shares Subject to the Plan, Maximum Awards, and 162(m) Compliance

4.1      Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 and except as provided in Section 5.6(b), the maximum number of Shares hereby reserved for delivery under the Plan (including Shares previously delivered under this Plan) shall be 4,250,000 Shares.

If any Shares subject to an Award granted hereunder (other than a Substitute Award granted pursuant to Section 5.6.(b)) are forfeited or such Award otherwise terminates without the delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. For avoidance of doubt, however, if any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award or the withholding or payment of taxes related thereto (“Returned Shares”), such Returned Shares will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for grant under the Plan. Moreover, the number of Shares available for issuance under the Plan may not be increased through the Company’s purchase of Shares on the open market with the proceeds obtained from the exercise of any Options granted hereunder. Upon settlement of an SAR, the number of Shares underlying the portion of the SAR that is exercised will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for grant under the Plan.

Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

4.2      Adjustments in Authorized Shares and Awards; Liquidation, Dissolution or Change of Control.

(a)    Adjustment in Authorized Shares and Awards. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the Exercise Price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, and (iv) the number and kind of Shares of outstanding Restricted Shares, or the Shares underlying any Award of Restricted Stock Units, Deferred Stock or other outstanding Share-based Award. Notwithstanding the foregoing, no such adjustment shall be authorized with respect to any Options or SARs to the extent that such adjustment would cause the Option or SAR (determined as if such Option or SAR was an Incentive Stock Option) to violate Section 424(a) of the Code or otherwise subject any Grantee to taxation under Section 409A of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(b)    Merger, Consolidation or Similar Corporate Transaction. In the event of a merger or consolidation of the Company with or into another corporation or a sale of substantially all of the stock of the Company (a “Corporate Transaction”), unless an outstanding Award is assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award, the Committee shall cancel any outstanding Awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the Committee accelerates the vesting of any such Awards) and with respect to any vested and nonforfeitable Awards, the Committee may either (i) allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding Options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all of such outstanding Awards in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the Grantee would have received (net of the Exercise Price with respect to any Options or SARs) if such vested Awards were settled or distributed or such vested Options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. Notwithstanding the foregoing, if an Option or SAR is not assumed by the Surviving Company or replaced with an equivalent Award issued by the Surviving Company and the Exercise Price with respect to any outstanding Option or SAR exceeds the Fair Market Value of the Shares immediately prior to the consummation of the Corporation Transaction, such Awards shall be cancelled without any payment to the Grantee.

(c)     Liquidation or Dissolution of the Company. In the event of the proposed dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. Additionally, the Committee may, in the exercise of its sole discretion, cause Awards to be vested and non-forfeitable and cause any conditions on any such Award to lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable and allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of such proposed action. Any Awards that remain unexercised upon consummation of such proposed action shall be cancelled.

(d)     Deferred Compensation and Awards Intended to Comply With the Performance-Based Exception. Notwithstanding the forgoing provisions of this Section 4.2,

(i)    if an Award (other than an Option or SAR) is intended to comply with the Performance-Based Exception, no payment or settlement of such Award shall be made pursuant to Section 4.2(b) or (c) until the earlier (i) the consummation of a change of control of the Company (as determined by the Committee in its sole discretion) or (ii) the attainment of the Performance Measure(s) upon which the Award is conditioned as certified by the Committee; and

(ii)    if an Award constitutes deferred compensation within the meaning of Code Section 409A, no payment or settlement of such Award shall be made pursuant to Section 4.2(b) or (c), unless the Corporate Transaction or the dissolution or liquidation of the Company, as applicable, constitutes a change in ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company as described in Treasury Regulation Section 1.409A-3(i)(5).

4.3    Compliance with Section 162(m) of the Code.

 (a)    Section 162(m) Compliance. To the extent the Committee determines that compliance with the Performance-Based Exception is desirable with respect to an Award, this Section 4.3(a) shall apply. Each Award that is intended to meet the Performance-Based Exception and is granted to a person the Committee believes is likely to be a Covered Employee at the time such Award is settled shall comply with the requirements of the Performance-Based Exception; provided, however, that to the extent Code Section 162(m) requires periodic shareholder approval of performance measures, such approval shall not be required for the continuation of the Plan or as a condition to grant any Award hereunder after such approval is required. In addition, in the event that changes are made to Code Section 162(m) to permit flexibility with respect to the Award or Awards available under the Plan, the Committee may, subject to this Section 4.3, make any adjustments to such Awards as it deems appropriate.

 (b)    Annual Individual Limitations. Except as provided in Section 5.6(b), no Grantee may be granted Awards (other than Awards that cannot be settled in Shares) with respect to more than 500,000 Shares in a single calendar year, subject to adjustment as provided in Section 4.2(a). The maximum potential value of Awards to be settled in cash or property (other than Shares) that may be granted in any calendar year to any Grantee shall not exceed $1,000,000 for all such Awards.

 (c)    Section 162(m) Transition Rules. The foregoing restrictions and limitations set forth in the forgoing provisions of this Section 4.3 shall not apply to any grants made before the Company becomes Publicly Held or to any grant made during the Section 162(m) Transition Period. The Company will be “Publicly Held” if any class of its common equity securities is required to be registered under Section 12 of the Exchange Act. The determination of whether and when the Company becomes Publicly Held and the deductibility of Awards granted before the Company becomes Publicly Held will be made in accordance with regulations promulgated under Code Section 162(m).

4.4     Performance-Based Exception Under Section 162(m). Unless and until the Committee proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Section 4.4, for Awards (other than Options or SARs) designed to qualify for the Performance-Based Exception, the objective Performance Measure(s) shall be chosen from among the following: the attainment by a Share of a specified Fair Market Value for a specified period of time or within a specified period of time; earnings per Share; earnings per Share from continuing operations; total shareholder return; return on assets; return on equity; return on capital; earnings before or after taxes, interest, depreciation, and/or amortization; return on investment; interest expense; cash flow; cash flow from operations; revenues; sales; costs; assets; debt; expenses; inventory turnover; economic value added; cost of capital; operating margin; gross margin; net income before or after taxes; operating earnings either before or after interest expense and either before or after incentives or asset impairments; attainment of cost reduction goals; revenue per customer; customer turnover rate; asset impairments; financing costs; capital expenditures; working capital; strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; customer satisfaction, aggregate product price and other product price measures; safety record; service reliability; debt rating; and achievement of business and operational goals, such as market share, new products, and/or business development. Any applicable Performance Measure may be applied on a pre- or post-tax basis. The Committee may, on the Grant Date of an Award intended to comply with the Performance-Based Exception, and in the case of other grants, at any time, provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. The levels of performance required with respect to Performance Measures may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. Performance Measures may differ for Awards to different Grantees. The Committee shall specify the weighting (which may be the same or different for multiple objectives) to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. Any one or more of the Performance Measures may apply to the Grantee, a department, unit, division or function within the Company or any one or more Affiliates; and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices). For Awards intended to comply with the Performance-Based Exception, the Committee shall set the Performance Measures within the time period prescribed by Section 162(m) of the Code.

The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception may not (unless the Committee determines to amend the Award so that it no longer qualified for the Performance-Based Exception) be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward). The Committee may not, unless the Committee determines to amend the Award so that it no longer qualifies for the Performance-Based Exception, delegate any responsibility with respect to Awards intended to qualify for the Performance-Based Exception. All determinations by the Committee as to the achievement of the Performance Measure(s) shall be in writing prior to payment of the Award.

In the event that applicable laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, and still qualify for the Performance-Based Exception, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

Article 5.
Eligibility and General Conditions of Awards

5.1    Eligibility. The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award; provided, however, that all Awards made to Non-Employee Directors shall be determined by the Board in its sole discretion.

5.2    Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

5.3    General Terms and Termination of Affiliation. The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 16.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a Termination of Affiliation by the Grantee. Except as may be required under the Delaware General Corporation Law, Awards may be granted for no consideration other than prior and future services. Except as otherwise determined by the Committee pursuant to this Section 5.3, all Options that have not been exercised, or any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested, or which have outstanding Performance Periods, at the time of a Termination of Affiliation shall be forfeited to the Company.

5.4    Nontransferability of Awards.

 (a)    Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under applicable law, by the Grantee’s guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a “QDRO”) as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

 (b)    No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company) or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary to receive benefits in the event of the Grantee’s death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

 (c)    Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement, Options (other than Incentive Stock Options) and Restricted Shares, may be transferred, without consideration, to a Permitted Transferee. For this purpose, a “Permitted Transferee” in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the “Immediate Family” of a Grantee means the Grantee’s spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews. Such Option may be exercised by such transferee in accordance with the terms of the Award Agreement. If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to and consistent with the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

 (d)    Nothing herein shall be construed as requiring the Committee to honor a QDRO except to the extent required under applicable law.

5.5    Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation.

5.6    Stand-Alone, Tandem and Substitute Awards.

 (a)    Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan unless such tandem or substitution Award would subject the Grantee to tax penalties imposed under Section 409A of the Code; provided further that if the stand-alone, tandem or substitute Award is intended to qualify for the Performance-Based Exception, it must separately satisfy the requirements of the Performance-Based Exception. If an Award is granted in substitution for another Award or any non-Plan award or benefit, the Committee shall require the surrender of such other Award or non-Plan award or benefit in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or non-Plan awards or benefits may be granted either at the same time as or at a different time from the grant of such other Awards or non-Plan awards or benefits; provided, however, that if any SAR is granted in tandem with an Incentive Stock Option, such SAR and Incentive Stock Option must have the same Grant Date, Term and the Exercise Price of the SAR may not be less than the Exercise Price of the Incentive Stock Option.

 (b)    The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan (“Substitute Awards”) in substitution for stock and stock-based awards (“Acquired Entity Awards”) held by current or former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Persons as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the Acquired Entity immediately prior to such merger, consolidation or acquisition in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value. The limitations of Sections 4.1 and 4.3 on the number of Shares reserved or available for grants shall not apply to Substitute Awards granted under this Section 5.6(b).

5.7    Compliance with Rule 16b-3. The provisions of this Section 5.7 will not apply unless and until the Company has a class of stock that is registered under Section 12 of the Exchange Act.

 (a)    Six-Month Holding Period Advice. Unless a Grantee could otherwise dispose of or exercise a derivative security or dispose of Shares delivered under the Plan without incurring liability under Section 16(b) of the Exchange Act, the Committee may advise or require a Grantee to comply with the following in order to avoid incurring liability under Section 16(b) of the Exchange Act: (i) at least six months must elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (ii) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security must be held for at least six months from the date of grant of an Award.

 (b)    Reformation to Comply with Exchange Act Rules. To the extent the Committee determines that a grant or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Committee shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Committee so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3.

 (c)    Rule 16b-3 Administration. Any function relating to a Section 16 Person shall be performed solely by the Committee or the Board if necessary to ensure compliance with applicable requirements of Rule 16b-3, to the extent the Committee determines that such compliance is desired. Each member of the Committee or person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Affiliate, the Company’s independent certified public accountants or any executive compensation consultant or attorney or other professional retained by the Company to assist in the administration of the Plan.

5.8    Deferral of Award Payouts. The Committee may permit a Grantee to defer, or if and to the extent specified in an Award Agreement require the Grantee to defer, receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the lapse or waiver of restrictions with respect to Restricted Stock Units, the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares, the lapse or waiver of the deferral period for Deferred Stock, or the lapse or waiver of restrictions with respect to Other Stock-Based Awards or Cash Incentive Awards. If the Committee permits such deferrals, the Committee shall establish rules and procedures for making such deferral elections and for the payment of such deferrals, which shall conform in form and substance with applicable regulations promulgated under Section 409A of the Code and Article 17 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such deferrals. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee as specified in the Award Agreement or pursuant to the Grantee’s deferral election.

Article 6.
Stock Options

6.1    Grant of Options. Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2    Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Term of the Option, the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

6.3    Option Exercise Price. The Exercise Price of an Option under this Plan shall be determined in the sole discretion of the Committee but may not be less than 100% of the Fair Market Value of a Share on the Grant Date.

6.4    Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

  (a)    shall be granted only to an employee of the Company or a Subsidiary Corporation;

  (b)    shall have an Exercise Price of not less than 100% of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a “More Than 10% Owner”), have an Exercise Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

  (c)    shall be for a period of not more than 10 years (five years if the Grantee is a More Than 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

  (d)    shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee’s employer or any parent or Subsidiary Corporation (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year (“Current Grant”), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the “$100,000 Limit”);

   (e)    shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate option that is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;

   (f)    shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”) within 10 days of such a Disqualifying Disposition;

   (g)    shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death; and

   (h)    shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Stock Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (d) and (e) above, as an Option that is not an Incentive Stock Option.

Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

6.5    Payment of Exercise Price. Except as otherwise provided by the Committee in an Award Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means:

   (a)    cash, personal check or wire transfer;

   (b)    delivery of Shares owned by the Grantee prior to exercise, valued at their Fair Market Value on the date of exercise;

   (c)    with the approval of the Committee, Shares acquired upon the exercise of such Option, such Shares valued at their Fair Market Value on the date of exercise;

   (d)    with the approval of the Committee, Restricted Shares held by the Grantee prior to the exercise of the Option, each such share valued at the Fair Market Value of a Share on the date of exercise; or

   (e)    subject to applicable law (including the prohibited loan provisions of Section 402 of the Sarbanes Oxley Act of 2002), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

The Committee may in its discretion specify that, if any Restricted Shares (“Tendered Restricted Shares”) are used to pay the Exercise Price, (x) all the Shares acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option, or (y) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.

Article 7.
Stock Appreciation Rights

7.1    Issuance. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person either alone or in addition to other Awards granted under the Plan. Such SARs may, but need not, be granted in connection with a specific Option granted under Article 6. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

7.2    Award Agreements. Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve and shall contain such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee.

7.3    SAR Exercise Price. The Exercise Price of a SAR shall be determined by the Committee in its sole discretion; provided that the Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of the grant of the SAR.

7.4    Exercise and Payment. Upon the exercise of an SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

   (a)    The excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price; by

   (b)    The number of Shares with respect to which the SAR is exercised.

SARs shall be deemed exercised on the date written notice of exercise in a form acceptable to the Committee is received by the Secretary of the Company. The Company shall make payment in respect of any SAR within five (5) days of the date the SAR is exercised. Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

7.5    Grant Limitations. The Committee may at any time impose any other limitations upon the exercise of SARs which, in the Committee's sole discretion, are necessary or desirable in order for Grantees to qualify for an exemption from Section 16(b) of the Exchange Act.

Article 8.
Restricted Shares

8.1   Grant of Restricted Shares. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

8.2    Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable securities laws; provided that such conditions and/or restrictions may lapse, if so determined by the Committee, in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

8.3    Consideration for Restricted Shares. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares.

8.4    Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a shareholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

8.5    Escrow; Legends. The Committee may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares under the Plan. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be delivered without such legend.

Article 9.
Performance Units and Performance Shares

9.1    Grant of Performance Units and Performance Shares. Subject to and consistent with the provisions of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

9.2    Value/Performance Goals. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee. With respect to Covered Employees and to the extent the Committee deems it appropriate to comply with Section 162(m) of the Code, all performance goals shall be objective Performance Measures satisfying the requirements for the Performance-Based Exception and shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

   (a)    Performance Unit. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.

   (b)    Performance Share. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

9.3    Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee. If a Performance Unit or Performance Share Award is intended to comply with the Performance-Based Exception, the Committee shall certify the level of achievement of the performance goals in writing before the Award is settled.

At the discretion of the Committee, the settlement of Performance Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement.

If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

At the discretion of the Committee, a Grantee may be entitled to receive any dividends or Dividend Equivalents declared with respect to Shares deliverable in connection with grants of Performance Units or Performance Shares which have been earned, but not yet delivered to the Grantee.

Article 10.
Deferred Stock and Restricted Stock Units

10.1    Grant of Deferred Stock and Restricted Stock Units. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Deferred Stock and/or Restricted Stock Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine. Deferred Stock must conform in form and substance with applicable regulations promulgated under Section 409A of the Code and with Article 17 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such Deferred Stock.

10.2    Vesting and Delivery.

(a)    Delivery With Respect to Deferred Stock. Delivery of Shares subject to a Deferred Stock grant will occur upon expiration of the deferral period or upon the occurrence of one or more of the distribution events described in Section 409A(a)(2) of the Code as specified by the Committee in the Grantee’s Award Agreement for the Award of Deferred Stock. An Award of Deferred Stock may be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at such times or upon the achievement of such objectives as the Committee shall determine at the time of grant or thereafter. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Deferred Stock remains subject to a substantial risk of forfeiture, such Deferred Shares shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

(b)    Delivery With Respect to Restricted Stock Units. Delivery of Shares subject to a grant of Restricted Stock Units shall occur no later than the 15th day of the third month following the end of the taxable year of the Grantee or the fiscal year of the Company in which the Grantee’s rights under such Restricted Stock Units are no longer subject to a substantial risk of forfeiture as defined in final regulations under Section 409A of the Code. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Restricted Stock Units remains subject to a substantial risk of forfeiture, such Restricted Stock Units shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

10.3    Voting and Dividend Equivalent Rights Attributable to Deferred Stock and Restricted Stock Units. A Grantee awarded Deferred Stock or Restricted Stock Units will have no voting rights with respect to such Deferred Stock or Restricted Stock Units prior to the delivery of Shares in settlement of such Deferred Stock and/or Restricted Stock Units. Unless otherwise determined by the Committee, a Grantee will have the rights to receive Dividend Equivalents in respect of Deferred Stock and/or Restricted Stock Units, which Dividend Equivalents shall be deemed reinvested in additional Shares of Deferred Stock or Restricted Stock Units, as applicable, which shall remain subject to the same forfeiture conditions applicable to the Deferred Stock or Restricted Stock Units to which such Dividend Equivalents relate.

Article 11.
Dividend Equivalents

The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards; provided, however, that no Dividend Equivalents may be granted in conjunction with any grant of Options or SARs. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested.

Article 12.
Bonus Shares

Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee.

Article 13.
Other Stock-Based Awards

The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, and Awards valued by reference to the value of securities of or the performance of specified Affiliates. Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided by the Committee, Shares delivered pursuant to a purchase right granted under this Article 13 shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property, as the Committee shall determine.

Article 14.
Non-Employee Director Awards

Subject to the terms of the Plan, the Board may grant Awards to any Non-Employee Director, in such amount and upon such terms and at any time and from time to time as shall be determined by the full Board in its sole discretion. Except as otherwise provided in Section 5.6(b), a Non-Employee Director may not be granted Awards with respect to more than 400,000 Shares in a single calendar year, subject to adjustment as provided in Section 4.2(a).

Article 15.

Cash Incentive Awards

15.1    Cash Incentive Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash Incentive Awards to any Eligible Person in such amounts and upon such terms, including the achievement of specific performance goals during the Performance Period, as the Committee may determine. With respect to Covered Employees and to the extent the Committee deems it appropriate to comply with Section 162(m) of the Code, all performance goals shall be objective Performance Measures satisfying the requirements for the Performance-Based Exception and shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations. An Eligible Person may have more than one Cash Incentive Award outstanding at any time. For instance, the Committee may grant an Eligible Person one Cash Incentive Award with a calendar year or fiscal year Performance Period (an annual incentive bonus) and a separate Cash Incentive Award with a Performance Period that covers more than one calendar or fiscal year (a long-term cash incentive bonus).

15.2    Value of Cash Incentive Awards. Each Cash Incentive Award shall specify a payment amount or payment range as determined by the Committee. The Committee shall establish performance goals applicable to each Cash Incentive Award in its discretion and the amount that will be paid to the Grantee pursuant to such Cash Incentive Award if the applicable performance goals for the Performance Period are met.

15.3    Payment of Cash Incentive Awards. Payment, if any, with respect to a Cash Incentive Awards shall be made in cash in accordance with the terms of the Award Agreement; provided, however, that if the Award Agreement does not specify a payment date with respect to a Cash Incentive Award, payment of the Cash Incentive Award will be made no later than the 15th day of the third month following the end of the taxable year of the Grantee or the fiscal year of the Company during which the Performance Period ends.

15.4    Termination of Affiliation. The Committee shall determine the extent to which a Grantee shall have the right to receive Cash Incentive Awards following his or her Termination of Affiliation. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an Award Agreement entered into with each Grantee, but need not be uniform among all Cash Incentive Awards granted pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Article 16.
Amendment, Modification, and Termination

16.1    Amendment, Modification, and Termination. Subject to Section 16.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s shareholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s shareholders if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to shareholders for approval.

16.2    Awards Previously Granted. Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

Article 17.
Compliance with Code Section 409A

17.1   Awards Subject to Code Section 409A. The provisions of this Article 17 shall apply to any Award or portion thereof that is or becomes deferred compensation subject to Code Section 409A (a “409A Award”), notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award.

17.2    Deferral and/or Distribution Elections. Except as otherwise permitted or required by Code Section 409A, the following rules shall apply to any deferral and/or elections as to the form or timing of distributions (each, an “Election”) that may be permitted or required by the Committee with respect to a 409A Award:

 (a)    Any Election must be in writing and specify the amount being deferred, and the time and form of distribution (i.e., lump sum or installments) as permitted by this Plan. An Election may but need not specify whether payment will be made in cash, Shares or other property.

 (b)    Any Election shall become irrevocable as of the deadline specified by the Committee, which shall not be later than December 31 of the year preceding the year in which services relating to the Award commence; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Code Section 409A and is based on services performed over a period of at least twelve (12) months, then the deadline may be no later than six (6) months prior to the end of such Performance Period.

 (c)    Unless otherwise provided by the Committee, an Election shall continue in effect until a written election to revoke or change such Election is received by the Committee, prior to the last day for making an Election for the subsequent year.

17.3    Subsequent Elections. Except as otherwise permitted or required by Code Section 409A, any 409A Award which permits a subsequent Election to further defer the distribution or change the form of distribution shall comply with the following requirements:

 (a)    No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

 (b)    Each subsequent Election related to a distribution upon separation from service, a specified time, or a change in control as defined in Section 17.4(e) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

 (c)    No subsequent Election related to a distribution to be made at a specified time or pursuant to a fixed schedule shall be made less than twelve (12) months prior to the date the first scheduled payment would otherwise be made.

17.4    Distributions Pursuant to Deferral Elections. Except as otherwise permitted or required by Code Section 409A, no distribution in settlement of a 409A Award may commence earlier than:

 (a)    Separation from Service;

 (b)    The date the Participant becomes Disabled (as defined in Section 2.14(b));

 (c)    The Participant’s death;

 (d)    A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of the Award and set forth in the Award Agreement or (ii) specified by the Grantee in an Election complying with the requirements of Section 17.2 and/or 17.3, as applicable; or

 (e)    A change in control of the Company within the meaning of Treasury Regulation Section 1.409A-3(h)(5).

17.5    Six Month Delay. Notwithstanding anything herein or in any Award Agreement or Election to the contrary, to the extent that distribution of a 409A Award is triggered by a Grantee’s Separation from Service, if the Grantee is then a “specified employee” (as defined in Treasury Regulation Section 1.409A-1(i)), no distribution may be made before the date which is six (6) months after such Grantee’s Separation from Service, or, if earlier, the date of the Grantee’s death.

17.6    Death or Disability. Unless the Award Agreement otherwise provides, if a Grantee dies or becomes Disabled before complete distribution of amounts payable upon settlement of a 409A Award, such undistributed amounts, to the extent vested, shall be distributed as provided in the Participants Election. If the Participant has made no Election with respect to distributions upon death or Disability, all such distributions shall be paid in a lump sum within 90 days following the date of the Participant’s death or Disability.

17.7    No Acceleration of Distributions. This Plan does not permit the acceleration of the time or schedule of any distribution under a 409A Award, except as provided by Code Section 409A and/or applicable regulations or rulings issued thereunder.

Article 18.
Withholding

18.1    Required Withholding.

(a)    The Committee in its sole discretion may provide that when taxes are to be withheld in connection with the exercise of an Option or SAR, or upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, or upon payment of any other benefit or right under this Plan (the date on which such exercise occurs or such restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare (“FICA”) taxes by one or a combination of the following methods:

  (i)    payment of an amount in cash equal to the amount to be withheld (including cash obtained through the sale of the Shares acquired on exercise of an Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, through a broker-dealer to whom the Grantee has submitted an irrevocable instructions to deliver promptly to the Company, the amount to be withheld);

  (ii)    delivering part or all of the amount to be withheld in the form of Shares valued at its Fair Market Value on the Tax Date;

  (iii)    requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option or SAR, upon the lapse of restrictions on Restricted Stock, or upon the transfer of Shares, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

  (iv)    withholding from any compensation otherwise due to the Grantee.

The Committee in its sole discretion may provide that the maximum amount of tax withholding upon exercise of an Option or SARs, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, to be satisfied by withholding Shares upon exercise of such Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, pursuant to clause (iii) above shall not exceed the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law. An election by Grantee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash. If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.

(b)    Any Grantee who makes a Disqualifying Disposition (as defined in Section 6.4(f)) or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in subsection (a).

18.2    Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

Article 19.
Additional Provisions

19.1    Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

19.2    Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

19.3    Requirements of Law. The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Affiliate) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

19.4    Securities Law Compliance.

(a)    If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. In addition, if requested by the Company and any underwriter engaged by the Company, Shares acquired pursuant to Awards may not be sold or otherwise transferred or disposed of for such period following the effective date of any registration statement of the Company filed under the Securities Act as the Company or such underwriter shall specify reasonably and in good faith, not to exceed 180 days in the case of the Company’s initial public offering or 90 days in the case of any other public offering. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company an opinion of counsel, in form and substance satisfactory to the Company, that such registration is not required.

(b)    If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

19.5    Awards Subject to Claw-Back Policies. Notwithstanding any provisions herein to the contrary, if the Company has a class of stock that is registered under Section 12 of the Exchange Act, all Awards granted hereunder shall be subject to the terms of any recoupment policy currently in effect or subsequently adopted by the Board to implement Section 304 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") or Section 10D of the Exchange Act (or with any amendment or modification of such recoupment policy adopted by the Board) to the extent that such Award (whether or not previously exercised or settled) or the value of such Award is required to be returned to the Company pursuant to the terms of such recoupment policy.

19.6    No Rights as a Shareholder. No Grantee shall have any rights as a shareholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a shareholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

19.7    Nature of Payments. Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit sharing, bonus, insurance or other employee benefit plan of the Company or any Affiliate, except as such plan shall otherwise expressly provide, or (b) any agreement between (i) the Company or any Affiliate and (ii) the Grantee, except as such agreement shall otherwise expressly provide.

19.8    Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees or Non-Employee Directors as it may deem desirable.

19.9    Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, other than its laws respecting choice of law.

19.10   Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

19.11   Affiliation. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Grantee’s employment or consulting contract at any time, nor confer upon any Grantee the right to continue in the employ of or as an officer of or as a consultant to the Company or any Affiliate.

19.12   Participation. No employee or officer shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

19.13   Military Service. Awards shall be administered in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994.

19.14   Construction. The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders.

19.15   Headings. The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

19.16   Obligations. Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee’s employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

19.17   No Right to Continue as Director. Nothing in the Plan or any Award Agreement shall confer upon any Non-Employee Director the right to continue to serve as a director of the Company.

19.18   Shareholder Approval. All Awards granted on or after the Effective Date and prior to the date the Company’s shareholders approve the Plan are expressly conditioned upon and subject to approval of the Plan by the Company’s shareholders.

VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy

Click on Proxy Voter Login and log-on using the below control number. The voting polls will be open until 11:59 p.m. December 1, 2022.

CONTROL #

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting of Stockholders to be held on December 2, 2022 at 9:00 a.m. (local time) at the offices of 8285 El Rio, Suite 190, Houston, Texas, 77054

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Annual Meeting of Stockholders Proxy Card - Nuo Therapeutics, Inc.

The Board of Directors recommends you vote "FOR" each of the director nominees, "FOR" on Proposals 2, 3, 5 and "3 YEARS" on Proposal 4

1. **Election of Directors:**

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 David E Jorden 02 Paul D. Mintz 03Scott M. Pittman 04 C. Eric Winzer

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ ONE YEAR ☐ TWO YEARS ☐ THREE YEARS ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

Date ____________ **Signature** __________________ **Signature, if held jointly** __________________

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT999 90.00

NUO THERAPEUTICS, INC.

Annual Meeting of Stockholders

December 2, 2022

NUO THERAPEUTICS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned acknowledges receipt of the Notice of Meeting dated October 20, 2022 and related proxy statement furnished by the Board of Directors of Nuo Therapeutics, Inc. ("Nuo" or the "Company"), and revoking all prior proxies, hereby appoints David E. Jorden and Peter A. Clausen, or either of them, as proxies, each with full power of substitution and resubstitution, to represent and vote as designated on the reverse side, all the shares of stock of the Company held of record by the undersigned as of September 30, 2022, at the Annual Meeting of Stockholders to be held at the Company's offices at 8285 El Rio, Suite 190, Houston, Texas, 77054 on December 2, 2022, or any adjournment or postponement thereof, and in their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR the election of the listed nominees as directors, FOR the ratification of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, FOR the proposal on the compensation arrangement of the named executive officers, EVERY THREE YEARS on the proposal on how frequently stockholders should vote to approve the compensation arrangements of certain executive officers, and FOR the ratification and approval of the 2016 Omnibus Incentive Compensation Plan, as amended.

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)